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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
FOSSIL, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas 75082

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD MAY 21, 2008

To the Stockholders of Fossil, Inc.:

        NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Fossil, Inc., a Delaware corporation (the "Company"), will be held at the offices of the Company, 2280 N. Greenville Avenue, Richardson, Texas 75082, on the 21st day of May 2008, at 9:00 a.m. (local time) for the following purposes:

          1.     To elect the following to the Company's Board of Directors:

    •
    Two (2) directors to serve for a term of one year or until their respective successors are elected and qualified;

    •
    Four (4) directors to serve for a term of three years or until their respective successors are elected and qualified;

          2.     To approve the Fossil, Inc. 2008 Long-Term Incentive Plan;

          3.     To ratify the appointment of Deloitte and Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2009; and

          4.     To transact any and all other business that may properly come before the meeting or any adjournment(s) thereof.

        The Board of Directors has fixed the close of business on March 28, 2008 as the record date (the "Record Date") for the determination of stockholders entitled to notice of and to vote at the Annual Meeting or any adjournment(s) thereof. Only stockholders of record at the close of business on the Record Date are entitled to notice of and to vote at the Annual Meeting. The stock transfer books will not be closed. A list of stockholders entitled to vote at the Annual Meeting will be available for examination at the offices of the Company for 10 days prior to the meeting.

        We are pleased to take advantage of the new Securities and Exchange Commission rule allowing companies to furnish proxy materials to their stockholders via the Internet. We believe that this new process will expedite stockholders' receipt of proxy materials and lower the costs and reduce the environmental impact of the Annual Meeting. Accordingly, we have mailed to our stockholders a Notice of Internet Availability of Proxy Materials containing instructions on how to access the proxy materials via the Internet and how to vote online, instead of a paper copy of such materials. The Notice of Internet Availability of Proxy Materials and the proxy statement also contain instructions on how you can receive a paper copy of the proxy materials.

        You are cordially invited to attend the meeting; whether or not you expect to attend the meeting in person, however, you are urged to vote your shares as soon as possible so that your shares of stock may be represented and voted in accordance with your wishes and in order that the presence of a quorum may be assured at the meeting. Your proxy will be returned to you if you should be present at the meeting and should request its return in the manner provided for revocation of proxies on the initial page of the enclosed proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS
Randy S. Hyne Vice President, General Counsel and Secretary

April 10, 2008
Richardson, Texas

FOSSIL, INC.
2280 N. Greenville Avenue
Richardson, Texas 75082

PROXY STATEMENT
FOR
ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD MAY 21, 2008

SOLICITATION AND REVOCABILITY
OF PROXIES

        The accompanying proxy is solicited by the Board of Directors on behalf of Fossil, Inc., a Delaware corporation (the "Company"), to be voted at the 2008 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held on May 21, 2008, at the time and place and for the purposes set forth in the Notice of Annual Meeting of Stockholders (the "Annual Meeting Notice") and at any adjournment(s) thereof. When proxies in the accompanying form are properly executed and received, the shares represented thereby will be voted at the Annual Meeting in accordance with the directions noted thereon; if no direction is indicated, such shares will be voted for the election of directors, for the approval of the Fossil, Inc. 2008 Long-Term Incentive Plan and for the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm as set forth on the Annual Meeting Notice.

        Pursuant to the new rules recently adopted by the Securities and Exchange Commission ("SEC"), we are providing access to our proxy materials over the Internet. Accordingly, in compliance with the new rules, on or about April 10, 2008, we mailed to our stockholders a Notice of Internet Availability of Proxy Materials (the "Access Notice") containing instructions on how to access the proxy materials via the Internet and how to vote online. As a result, you will not receive a printed copy of the proxy materials in the mail unless you request a copy. All stockholders will be able to access the proxy materials on the Internet by following the instructions in the Access Notice and to request to receive, by mail or electronically, a printed set of proxy materials free of charge. By participating in this process, we expect to lower the costs of printing and mailing documents to you and reduce the impact of the Annual Meeting on the environment.

        The executive offices of the Company are located at, and the mailing address of the Company is, 2280 N. Greenville Avenue, Richardson, Texas 75082.

        Management does not intend to present any business at the Annual Meeting for a vote other than the matters set forth in the Annual Meeting Notice and has no information that others will do so. If other matters requiring a vote of the stockholders properly come before the Annual Meeting, it is the intention of the persons named in the accompanying form of proxy to vote the shares represented by the proxies held by them in accordance with applicable law and their judgment on such matters.

        This proxy statement (the "Proxy Statement") and accompanying form of proxy are being made available on or about April 10, 2008. The Company's Annual Report to Stockholders (the "Annual Report") covering the Company's fiscal year ended January 5, 2008 does not form any part of the materials for solicitation of proxies.

        Any stockholder of the Company giving a proxy has the unconditional right to revoke the proxy at any time before its exercise by voting in person at the Annual Meeting, by delivering a duly executed proxy bearing a later date or by giving written notice of revocation to the Company addressed to Randy S. Hyne, Vice President, General Counsel and Secretary, Fossil, Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082; no such revocation shall be effective, however, unless such notice of revocation has been received by the Company at or prior to the Annual Meeting.

        In addition to the solicitation of proxies by use of the mail, officers and regular employees of the Company may solicit the return of proxies, either by mail, telephone, telegraph, or through personal contact. These officers and employees will not be additionally compensated but will be reimbursed for out-of-pocket expenses. Brokerage houses and other custodians, nominees, and fiduciaries, with shares of the Company's common stock, par value $0.01 per share (the "Common Stock"), registered in their names, will be requested to forward solicitation material to the beneficial owners of such shares of Common Stock.

        The cost of preparing, printing, assembling, and mailing the Access Notice, the Annual Report, this Proxy Statement, and the form of proxy, as well as the reasonable cost of forwarding solicitation materials to the beneficial owners of shares of Common Stock, and other costs of solicitation, are to be borne by the Company.

QUORUM AND VOTING

        The record date for the determination of stockholders entitled to notice of and to vote at the Annual Meeting is the close of business on March 28, 2008 (the "Record Date"). On the Record Date, 68,366,913 shares of Common Stock were issued and outstanding.

        Each holder of Common Stock is entitled to one vote per share on all matters to be acted upon at the meeting and neither the Company's Second Amended and Restated Certificate of Incorporation, as amended, nor its Amended and Restated Bylaws, as amended, allow for cumulative voting rights. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum to transact business. If a quorum is not present or represented at the Annual Meeting, the stockholders entitled to vote thereat, present in person or by proxy, may adjourn the Annual Meeting from time to time without notice or other announcement until a quorum is present or represented.

        Assuming the presence of a quorum, the affirmative vote of the holders of a plurality of the shares of Common Stock voting at the Annual Meeting is required for the election of directors. However, pursuant to the Company's Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who has a greater number of votes "withheld" from his election than votes "for" such election (a "Majority Withheld Vote") is required to promptly tender his resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee will recommend to the Board of Directors whether to accept such resignation; however, if each member of the Nominating and Corporate Governance committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves and recommend to the Board of Directors whether to accept such resignation. The Board of Directors will act upon such recommendation within 90 days following certification of the stockholder vote.

        Assuming the presence of a quorum, the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required to approve the 2008 Long-Term Incentive Plan and to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

        An automated system administered by Broadridge Financial Solutions, Inc. tabulates the votes. Abstentions and broker non-votes are each included in the determination of the number of shares present for determining a quorum. Each proposal is tabulated separately. Abstentions and broker non-votes will have no effect with respect to the election of directors. Abstentions, with respect to the approval of the 2008 Long-Term Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the approval of the 2008 Long-Term Incentive Plan and the ratification of the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The Company's only outstanding class of equity securities is its Common Stock. The following table sets forth information regarding the beneficial ownership of Common Stock as of March 28, 2008 by (i) each Named Executive Officer (as defined in "Compensation Discussion and Analysis"); (ii) each director and director nominee of the Company; (iii) all present executive officers and directors of the Company as a group; and (iv) each other person known to the Company to own beneficially more than five percent (5%) of the Common Stock as of March 28, 2008.

	Shares Beneficially Owned(1)(2)
Name of Beneficial Owner
	Number		Percent
Michael W. Barnes	301,513	(3)	*
Kosta N. Kartsotis**	9,575,539	(4)	14.0%
Tom Kartsotis**	12,194,611	(5)	17.8%
Mike Kovar	57,011	(6)	*
Jennifer Pritchard	28,500	(7)	*
Mark D. Quick	132,828	(8)	*
Jal S. Shroff	978,620	(9)	1.4%
Elaine Agather	0		*
Kenneth W. Anderson	62,062	(10)	*
Jeffrey N. Boyer	0		*
Alan J. Gold	85,025	(11)	*
Elysia Holt Ragusa	0		*
James E. Skinner	800		*
Michael Steinberg	31,250	(12)	*
Donald J. Stone	79,937	(13)	*
James M. Zimmerman	0		*
All executive officers and directors as a group (17 persons)	23,563,935	(14)	34.5%
FMR LLC	5,805,527	(15)	8.49%
Royce & Associates, LLC	4,783,450	(16)	7.00%
Wellington Management Company, LLP	3,218,292	(17)	4.71%

*
Less than 1%

**
c/o Fossil, Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082.

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Beneficial ownership information is based on the most recent Form 3, 4 and 5 and Schedule 13D and 13G filings with the SEC and reports made directly to the Company. The number of shares shown as beneficially owned includes shares of Common Stock subject to stock options and stock appreciation rights exercisable within 60 days after March 28, 2008. Except as indicated by footnote, and subject to community property laws where applicable, the persons named in the table above have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them.

(2)
The percentages indicated are based on 68,366,913 shares of Common Stock outstanding on March 28, 2008. Shares of Common Stock subject to stock options and stock appreciation rights exercisable within 60 days after March 28, 2008 are deemed outstanding for computing the percentage of the person or entity holding such securities but are not outstanding for computing the percentage of any other person or entity.

(3)
Includes 151,000 shares of Common Stock subject to stock options and 17,600 shares of Common Stock subject to stock appreciation rights, of which 9,600 shares have a grant price of $18.41 and 8,000 shares have a grant price of $22.63, both exercisable within 60 days. Also includes 2,009 shares held indirectly through a 401(k) plan account and 64,774 shares of restricted stock and 63,240 restricted stock units subject to a vesting schedule.

(4)
8,875,539 shares of Common Stock are pledged as collateral to secure a margin loan.

(5)
Includes 63,521 shares of Common Stock owned by Mr. Kartsotis as custodian for Annie Kartsotis and Jack Kartsotis, both minors, 2,679,580 shares owned by Lynne Stafford Kartsotis, wife of Mr. Kartsotis, as to which Mr. Kartsotis disclaims beneficial ownership, 1,897,338 shares held by The Kartsotis Family Irrevocable Family Trust, of which Mr. Kartsotis is a joint trustee and 3,500,000 shares which are pledged.

(6)
Includes 36,999 shares of Common Stock subject to stock options and 1,600 shares of Common Stock subject to stock appreciation rights with a grant price of $18.41, both exercisable within 60 days, 956 shares held indirectly through a 401(k) plan account, 762 shares held in a personal IRA account and 3,420 shares of restricted stock and 12,900 restricted stock units subject to a vesting schedule.

(7)
Restricted stock units subject to a vesting schedule.

(8)
Includes 60,750 shares of Common Stock subject to stock options and 8,800 shares of Common Stock subject to stock appreciation rights, of which 4,800 shares have a grant price of $18.41 and 4,000 shares have a grant price of $22.63, both exercisable within 60 days, 1,838 shares held indirectly through a 401(k) plan account and 16,941 shares of restricted stock and 43,240 restricted stock units subject to a vesting schedule.

(9)
Includes 101,874 shares of Common Stock subject to stock options exercisable within 60 days. Also includes indirect ownership of 570,636 shares of Common Stock owned of record by Healing Light Limited, an entity controlled by Mr. Shroff, 75,936 shares of Common Stock owned of record by Mr. Shroff's wife, Mrs. Pervin Shroff and 118,122 shares of Common Stock subject to stock options exercisable within 60 days, which are owned by Mrs. Shroff. Mr. Shroff and Mrs. Shroff share voting and investment power with respect to 758,624 shares.

(10)
Includes 39,750 shares of Common Stock subject to stock options exercisable within 60 days. Also includes 17,812 shares owned by the K.W. Anderson Family Limited Partnership. Mr. Anderson is managing general partner of the partnership and has sole voting and investment power with respect to those shares.

(11)
Includes 49,875 shares of Common Stock subject to stock options exercisable within 60 days.

(12)
Includes 26,250 shares of Common Stock subject to stock options exercisable within 60 days.

(13)
Includes 49,875 shares of Common Stock subject to stock options exercisable within 60 days.

(14)
Reflects the information in footnotes (3) through (13) above and includes 22,500 shares of Common Stock subject to stock options and 2,250 shares of Common Stock subject to stock appreciation rights, of which 1,500 shares have a grant price of $18.41 and 750 shares have a grant price of $25.93, both exercisable within 60 days, 4,735 shares of restricted stock and 6,250 restricted stock units subject to a vesting schedule.

(15)
Based on Amendment No. 12 to Schedule 13G, dated February 13, 2008, filed by FMR LLC ("FMR"), 82 Devonshire Street, Boston, Massachusetts 02109, with the SEC. The Amendment No. 12 discloses that FMR has the sole power to vote or direct the vote of 313,480 shares of the 5,805,527 shares of Common Stock it beneficially owns, and sole power to dispose or to direct the disposition of the 5,805,527 shares. The Amendment No. 12 additionally discloses that (i) Fidelity Low Priced Stock Fund owns 5,481,147 of the 5,805,527 shares; and (ii) Edward C. Johnson, 3d and FMR each has sole dispositive power over 5,481,147 shares.

(16)
Based on Amendment No. 3 to Schedule 13G, dated January 28, 2008, filed by Royce & Associates, LLC ("Royce"), 1414 Avenue of the Americas, New York, New York 10019, with the SEC. The Amendment No. 3 discloses that Royce beneficially owns, has the sole power to vote or direct the vote of, and has the sole power to dispose or direct the disposition of 4,783,450 shares of Common Stock.

(17)
Based on Amendment No. 2 to Schedule 13G, dated December 10, 2007, filed by Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, Massachusetts 02109, with the SEC. The Amendment No. 2 discloses that Wellington has the shared power to vote or direct the vote of 2,729,788 shares of the 3,218,292 shares of Common Stock it beneficially owns, and shared power to dispose or to direct the disposition of the 3,218,292 shares.

ELECTION OF DIRECTORS
(Proposal 1)

        The Board of Directors currently consists of thirteen members and is classified into three classes. The term of one class of directors expires each year. By unanimous written consent of the Board of Directors on December 20, 2007, the number of directors composing the Board of Directors has been set at thirteen. The persons whose names are listed below ("Director Nominees") have been nominated for election as directors by the Board of Directors to serve for a term of office to expire at the Annual Meeting of Stockholders in 2011, except for Messrs. Anderson and Skinner whose terms will expire at the Annual Meeting of Stockholders in 2009, in order to more fully balance the number of directors in each class, with each to hold office until his successor has been duly elected and qualified. Messrs. Boyer and Skinner and Ms. Ragusa have yet to be duly elected by the stockholders. Stockholders will be unable to vote the proxies held by them for more than six persons. To be elected as a director, each Director Nominee must receive a plurality of the votes cast at the Annual Meeting for the election of directors. However, pursuant to the Company's Corporate Governance Guidelines, in an uncontested election of directors, any nominee for director who receives a Majority Withheld Vote is required to promptly tender his resignation following certification of the stockholder vote. The Nominating and Corporate Governance Committee will recommend to the Board of Directors whether to accept such resignation; however, if each member of the Nominating and Corporate Governance Committee received a Majority Withheld Vote at the same election, then the independent directors who did not receive a Majority Withheld Vote shall appoint a committee amongst themselves and recommend to the Board of Directors whether to accept such resignation. The Board of Directors will act upon such recommendation within 90 days following certification of the stockholder vote. Should any Director Nominee become unable or unwilling to accept nomination or election, the proxy holders may vote the proxies for the election, in his or her stead, of any other person the Board of Directors may nominate or designate. Each Director Nominee has expressed his intention to serve the entire term for which election is sought.

Directors and Nominees

        The following table and text set forth the name, age and positions of each Director Nominee and director:

Name	Age	Position
Elaine Agather	52	Director
Kenneth W. Anderson	76	Director
Michael W. Barnes	47	Director and President and Chief Operating Officer
Jeffrey N. Boyer	50	Director
Alan J. Gold	74	Director
Kosta N. Kartsotis	55	Director and Chief Executive Officer
Tom Kartsotis	48	Director and Chairman of the Board
Elysia Holt Ragusa	57	Director
Jal S. Shroff	71	Director and Managing Director of Fossil (East) Limited
James E. Skinner	54	Director
Michael Steinberg	79	Director
Donald J. Stone	79	Director and Lead Independent Director
James M. Zimmerman	64	Director

        The Director Nominees for election to the Board of Directors at the Annual Meeting are as follows:

        Kenneth W. Anderson has been a director of the Company since April 1993. Mr. Anderson is currently the Chairman of the Company's Audit Committee and a member of the Company's Nominating and Corporate Governance Committee. Before his retirement, Mr. Anderson was a co-founder of Blockbuster Entertainment Corporation, a video rental company, and served as its President from 1985 until 1987. From 1987 to 1991, Mr. Anderson served in various positions with Amtech Corporation, a remote electronic identification technology company, which he co-founded, including the position of Chairman of its Executive Committee.

        Michael W. Barnes has served as President and Chief Operating Officer of the Company since January 1, 2007. Mr. Barnes served as President, International and Special Markets Division from October 2000 to December 2006. Mr. Barnes served as Executive Vice President from 1995 until October 2000 and has been a director of the Company since February 1993.

        Jeffrey N. Boyer was appointed to the Board of Directors effective December 20, 2007. Mr. Boyer is currently a member of the Company's Audit Committee. He also serves as Executive Vice President and Chief Financial Officer of 24 Hour Fitness Worldwide, the world's largest privately owned and operated fitness center chain. Mr. Boyer previously served as President and Chief Financial Officer of Michaels Stores, Inc. until March 2008. Mr. Boyer also held the positions of Executive Vice President and Co-President of Michaels Stores, Inc. since 2003. Prior to joining Michaels, he served as the Executive Vice President and Chief Financial Officer of the Kmart Corporation. From 1996 until 2001, he held multiple positions with Sears, Roebuck & Company, advancing to the post of Senior Vice President and Chief Financial Officer.

        Elysia Holt Ragusa was appointed to the Board of Directors effective December 20, 2007. Ms. Ragusa is currently a member of the Compensation Committee. She also currently serves as President, Corporate Services-East Staubach Holdings, Inc., overseeing all Staubach North American Corporate Services Operations from Phoenix to Boston. She is a member of both the Executive Committee and The Staubach Company's Board of Directors. Ms. Ragusa served as President and Chief Operating Officer of The Staubach Company from July of 2001 until June of 2007. The Staubach Company is a global commercial real estate strategy and services firm.

        James E. Skinner was appointed to the Board of Directors effective December 20, 2007. Mr. Skinner is currently a member of the Company's Audit Committee. He serves as Executive Vice President and Chief Financial Officer of The Neiman Marcus Group, Inc. From 2001 until October 2007, he held the position of Senior Vice President and Chief Financial Officer of The Neiman Marcus Group, Inc. Mr. Skinner served as Senior Vice President and Chief Financial Officer of CapRock Communications Corp. in 2000.

        James M. Zimmerman was appointed to the Board of Directors on August 29, 2007, effective September 5, 2007. Mr. Zimmerman is currently a member of the Company's Nominating and Corporate Governance Committee. Mr. Zimmerman retired from Federated Department Stores in February 2004 after serving for the previous six years as Chairman and Chief Executive Officer, and prior to that as President and Chief Operating Officer beginning in May 1988. He is a former member of the Board of Directors of The Convergys Corporation, The Goodyear Tire and Rubber Company, Chubb Corporation and the H.J. Heinz Company.

        Unless otherwise directed in the proxy, it is the intention of the persons named in such proxy to nominate and to vote the shares represented by such proxy for the election of the Director Nominees for the office of director of the Company. Each of the Director Nominees is presently a director of the Company.

        The Board of Directors does not contemplate that any of the above-named Director Nominees will refuse or be unable to accept election as a director of the Company, or be unable to serve as a director of the Company. Should any of them become unavailable for nomination or election or refuse to be nominated or to accept election as a director of the Company, then the persons named in the form of proxy intend to vote the shares represented in such proxy for the election of such other person or persons as may be nominated or designated by the Board of Directors.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE "FOR" THE ELECTION OF KENNETH W. ANDERSON AND JAMES E. SKINNER TO SERVE AS DIRECTORS UNTIL THE 2009 ANNUAL MEEETING OF STOCKHOLDERS, AND MICHAEL W. BARNES, JEFFREY N. BOYER, ELYSIA HOLT RAGUSA, AND JAMES M. ZIMMERMAN TO SERVE AS DIRECTORS UNTIL THE 2011 ANNUAL MEETING OF STOCKHOLDERS.

Directors Serving Terms to Expire at the 2009 Annual Meeting of Stockholders:

        Alan J. Gold has been a director of the Company since April 1993. Mr. Gold is currently a member of the Company's Audit Committee and Compensation Committee. Mr. Gold was the founder of Accessory Lady, a women's fashion accessory retail chain, and served as its President until 1992. Mr. Gold is currently President of Goldcor Investments.

        Kosta N. Kartsotis has served as Chief Executive Officer since October 2000. Mr. Kartsotis also served as President of the Company from December 1991 to December 2006 and as Chief Operating Officer from December 1991 until October 2000. Mr. Kosta Kartsotis joined the Company in 1988. He has been a director of the Company since 1990.

        Michael Steinberg has been a director of the Company since March 2000. Mr. Steinberg is currently a member of the Company's Compensation Committee and Nominating and Corporate Governance Committee. Mr. Steinberg served as Chairman and Chief Executive Officer of Macy's West, a Division of Federated Department Stores, Inc., from which he retired in January 2000.

Directors Serving Terms to Expire at the 2010 Annual Meeting of Stockholders:

        Elaine Agather was appointed to the Board of Directors on February 8, 2007, effective February 12, 2007. Ms. Agather is currently a member of the Company's Audit Committee and Chairperson of the Compensation Committee. Since 1999, Ms. Agather has served as Chairperson and

Chief Executive Officer of Chase-Dallas. She also has served as South Region Head and Managing Director of JPMorgan Private Bank since 2001. From 1992 until 1999, she served as Chairperson of Texas Commerce Bank in Fort Worth, Texas.

        Tom Kartsotis has served as Chairman of the Board since December 1991. Mr. Tom Kartsotis founded the Company in 1984 and served as its President until December 1991 and as Chief Executive Officer until October 2000. He has been a director of the Company since 1984.

        Jal S. Shroff has served as Managing Director of Fossil (East) Limited since January 1991 and has been a director of the Company since April 1993.

        Donald J. Stone has been a director of the Company since April 1993. Mr. Stone is currently the Chairman of the Company's Nominating and Corporate Governance Committee. Mr. Stone is also currently the Lead Independent Director, effective May 2007. Mr. Stone served as Vice Chairman of Federated Department Stores until February 1988, at which time he retired.

        Mr. Tom Kartsotis and Mr. Kosta N. Kartsotis are brothers. There are no other family relationships among any of the directors, Director Nominees or executive officers of the Company.

Board Committees and Meetings

        The Board of Directors has established three standing committees: the Audit Committee, the Compensation Committee and the Nominating and Corporate Governance Committee. Ms. Agather and Messrs. Anderson (Chairman), Boyer, Gold and Skinner serve on the Audit Committee; Ms. Agather (Chairperson) and Ms. Ragusa and Messrs. Gold and Steinberg serve on the Compensation Committee; and Messrs. Anderson, Steinberg, Stone (Chairman) and Zimmerman serve on the Nominating and Corporate Governance Committee.

        Audit Committee.    The functions of the Audit Committee are to appoint the Company's independent registered public accounting firms, to review the plan and scope of any audit of the Company's financial statements and to review the Company's significant accounting policies and other related matters. Deloitte & Touche LLP, the Company's principal independent registered public accounting firm, reports directly to the Audit Committee. The Audit Committee, consistent with the Sarbanes-Oxley Act of 2002 and the rules adopted thereunder, meets with management and the Company's independent registered public accounting firm prior to the filing of officers' certifications with the SEC to receive information concerning, among other things, significant deficiencies in the design or operation of internal controls over financial reporting. The Audit Committee has adopted a procedure that enables confidential and anonymous reporting to the Audit Committee of concerns regarding questionable accounting or auditing matters. The Company's internal audit group reports directly to the Audit Committee on a quarterly basis. The Audit Committee held a total of nine meetings during the fiscal year ended January 5, 2008.

        All members of the Audit Committee have been determined to be financially literate and to meet the appropriate Nasdaq and SEC standards for independence. See "Director Independence." The Audit Committee includes three independent directors, Messrs. Anderson, Boyer and Skinner, who have been determined by the Board of Directors to meet the qualifications of an "audit committee financial expert" in accordance with SEC rules. The Audit Committee operates under a formal charter adopted by the Board of Directors that governs its duties and conduct. Copies of the charter can be obtained free of charge from the Company's web site, www.fossil.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 234-2525.

        Compensation Committee.    The functions of the Compensation Committee are to make recommendations to the Board of Directors regarding the compensation of Company executives, to produce annual reports on executive compensation for inclusion in the Company's proxy statement, to oversee and advise the Board of Directors on the adoption of policies that govern the Company's compensation programs, including stock and benefit plans and to administer the 2004 Long-Term Incentive Plan (the "2004 Incentive Plan"), the 2008 Long-Term Incentive Plan, if approved, which will replace the 2004 Incentive Plan, the 2002 Restricted Stock Plan (the "Restricted Stock Plan") which was terminated on August 29, 2007. The Compensation Committee held nine meetings during the fiscal year ended January 5, 2008.

        All members of the Compensation Committee have been determined to meet the appropriate Nasdaq standards for independence. See "Director Independence." Further, each member of the Compensation Committee is a "Non-Employee Director" as defined in Rule 16b-3 under the Exchange Act and an "outside director" as defined for purposes of 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"). Copies of the Compensation Committee Charter can be obtained free of charge from the Company's web site, www.fossil.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 234-2525.

        Nominating and Corporate Governance Committee.    In August 2005, the Board of Directors established the Nominating and Corporate Governance Committee. The functions of the Nominating and Corporate Governance Committee are to: (a) identify qualified individuals for membership on the Board of Directors; (b) recommend to the Board of Directors the director nominees for the next annual meeting of stockholders; (c) develop and recommend to the Board of Directors a set of corporate governance guidelines; and (d) oversee the corporate governance affairs of the Board of Directors and the Company. The Nominating and Corporate Governance Committee's role includes periodically reviewing the compensation paid to non-employee directors, and making recommendations to the Board for any adjustments. In addition, the Nominating and Corporate Governance Committee conducts an annual review of the Company's succession plans relating to the Chairman and Chief Executive Officer positions. The Nominating and Corporate Governance Committee regularly reviews the purposes of the Board committees, recommends to the Board of Directors any necessary or desired changes to the purposes of such committees and whether any committees should be created or discontinued.

        The specific responsibilities and functions of the Nominating and Corporate Governance Committee are delineated in the Nominating and Corporate Governance Committee Charter. Copies of the charter can be obtained free of charge from the Company's web site, www.fossil.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 234-2525.

        The Nominating and Corporate Governance Committee held two meetings during the fiscal year ended January 5, 2008. All members of the Nominating and Corporate Governance Committee have been determined to meet the appropriate Nasdaq standards for independence. See "Director Independence."

        The Board of Directors held nine meetings during the fiscal year ended January 5, 2008. During 2007, each director attended 75% or more of the meetings of the Board of Directors and the meetings held by all committees of the Board on which such director served. The Board of Directors strongly encourages that directors make a reasonable effort to attend the Company's Annual Meeting of Stockholders. All of the then current members of the Board of Directors attended the Company's 2007 Annual Meeting of Stockholders.

        Special Committee.    A Special Committee of independent directors of the Board of Directors was formed on November 11, 2006 to undertake a voluntary review of the Company's equity granting practices. The findings of the Special Committee were reported by the Company on May 7, 2007. The Special Committee was terminated effective July 31, 2007.

Report of the Audit Committee

        The following is the report of the Audit Committee with respect to the Company's audited financial statements for the fiscal year ended January 5, 2008, which includes the consolidated balance sheets of the Company as of January 5, 2008 and January 6, 2007, and the related consolidated statements of income and comprehensive income, stockholders' equity and cash flows for each of the three years in the period ended January 5, 2008, and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed with the SEC" or subject to the liabilities of Section 18 of the Exchange Act nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange Act, except to the extent that the Company specifically incorporates it by reference in such filing.

Review and Discussions with Management.

        The Audit Committee has reviewed and discussed the Company's audited financial statements with management.

Review and Discussions with Independent Registered Public Accounting Firm.

        Pursuant to the terms of the Audit Committee's Charter, the Audit Committee meets as often as it determines, but no less than once per quarter. The Audit Committee has discussed with Deloitte & Touche LLP the matters required to be discussed by Statement on Auditing Standards (No. 61), as amended, "Communication with Audit Committees" that includes, among other items, matters related to the conduct and the results of the audit of the Company's financial statements.

        The Audit Committee has also received written disclosures and the letter from Deloitte & Touche LLP required by Independence Standards Board Standard No. 1 (that relates to the independent registered public accounting firm's independence from the Company and its related entities) and has discussed with Deloitte & Touche LLP its independence from the Company. The Audit Committee has also reviewed and discussed the selection, application and disclosure of the critical accounting policies of the Company with Deloitte & Touche LLP.

        Based on the review and discussions referred to above, the Audit Committee recommended to the Company's Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended January 5, 2008.

AUDIT COMMITTEE
Kenneth W. Anderson, Chairman Jeffrey N. Boyer Elaine Agather Alan J. Gold James E. Skinner

Corporate Governance

        The Company, with the oversight of the Board of Directors and its committees, operates within a comprehensive plan of corporate governance for the purpose of defining independence, assigning responsibilities, setting high standards of professional and personal conduct and assuring compliance with such responsibilities and standards. The Company regularly monitors developments in the area of corporate governance. You may obtain a copy of the Company's Corporate Governance Guidelines without charge by sending a written request to Fossil, Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082, Attn: Investor Relations. The Corporate Governance Guidelines are also available at www.fossil.com.

Director Independence

        The standards relied upon by the Board of Directors in affirmatively determining whether a director is "independent" in compliance with the rules of NASDAQ are comprised, in part, of those objective standards set forth in the NASDAQ Marketplace Rules, which include the following bright line rules: (a) a director who is an employee, or whose immediate family member (defined as a spouse, parent, child, sibling, father- and mother-in-law, son- and daughter-in-law and anyone, other than a domestic employee, sharing the director's home) is an executive officer of the Company, would not be independent for a period of three years after termination of such relationship; (b) a director who receives, or whose immediate family member receives, payments of more than $100,000 during any period of twelve consecutive months from the Company, except for certain permitted payments, would not be independent for a period of three years after ceasing to receive such payment; (c) a director who is or who has an immediate family member who is, a current partner of the Company's outside auditor or who was, or who has an immediate family member who was, a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the past three years would not be independent until a period of three years after the termination of such relationship; (d) a director who is, or whose immediate family member is, employed as an executive officer of another company where any of the Company's executive officers served on the other company's compensation committee would not be independent for a period of three years after the end of such service on the compensation committee; and (e) a director who is, or who has an immediate family member who is, a partner in, or a controlling shareholder or an executive officer of any organization that makes payments to, or receives payments from, the Company for property or services in an amount that, in any single fiscal year, exceeds the greater of $200,000, or 5% of such recipient's consolidated gross revenues, would not be independent until a period of three years after falling below such threshold.

        The Board of Directors, in applying the above-referenced standards, has affirmatively determined that our former director Caden Wang and our current directors Elaine Agather, Kenneth W. Anderson, Jeffrey N. Boyer, Alan J. Gold, Elysia Holt Ragusa, James E. Skinner, Michael Steinberg, Donald J. Stone and James M. Zimmerman are "independent." As part of the Board's process in making such determination, each such director provided written assurances that (a) all of the above-cited objective criteria for independence are satisfied and (b) such director has no other "material relationship" with the Company that could interfere with such director's ability to exercise independent judgment.

Independent Director Meetings

        The Company's independent directors held four formal meetings independent from management during fiscal 2007. Mr. Donald J. Stone acted as Chairman at the meetings of the independent directors.

Lead Director

        On May 23, 2007, the independent members of our Board of Directors created a Lead Independent Director position and selected Donald Stone to serve as Lead Independent Director. The Lead Independent Director presides over all executive sessions of the non-management directors and other meetings of the Board in the absence of the Chairman of the Board, serves as the principal liaison to the non-management directors and consults with the Chairman regarding information to be sent to the Board, meeting agendas and establishing meeting schedules.

Director Nomination Policy

        The Company has a standing Nominating and Corporate Governance Committee consisting entirely of independent directors. Each Director Nominee was recommended to the Board by the Nominating and Corporate Governance Committee for selection.

        The Company adopted a policy in 2005, amended in 2007, that each non-management director will have a term limit of three (3) terms of three (3) years each, unless the Board determines that it is in the best interest of the Company to extend a particular director's term beyond such term limit. Mr. Anderson is a member of the class of directors whose term expires at the 2008 Annual Meeting of Stockholders. Mr. Anderson has exceeded the term limit. However, the Nominating and Corporate Governance Committee recommended Mr. Anderson as a Director Nominee and the Board determined that it was in the best interest of the Company to extend Mr. Anderson's term for one year.

        The Nominating and Corporate Governance Committee will consider all proposed nominees for the Board of Directors, including those put forward by stockholders. Stockholder nominations should be addressed to the Nominating and Corporate Governance Committee in care of Randy Hyne, Vice President, General Counsel and Secretary, at the address appearing on the first page of this proxy statement. The Nominating and Corporate Governance Committee annually reviews with the Board the applicable skills and characteristics required of Board nominees in the context of current Board composition and Company circumstances. In making its recommendations to the Board, the Nominating and Corporate Governance Committee considers all factors it considers appropriate, which may include experience, accomplishments, education, understanding of the business and the industry in which the Company operates, specific skills, general business acumen and the highest personal and professional integrity. Generally, the Nominating and Corporate Governance Committee will first consider current Board members because they meet the criteria listed above and possess an in depth knowledge of the Company, its history, strengths, weaknesses, goals and objectives. This level of knowledge has proven very valuable to the Company. In determining whether to recommend a director for re-election, the Nominating and Corporate Governance Committee also considers the director's past attendance at meetings and participation in and contributions to the activities of the Board.

        The Nominating and Corporate Governance Committee will consider stockholder nominations for candidates for the Board of Directors in accordance with the provisions of the Company's bylaws.

Codes of Business Conduct and Ethics

        The Company has adopted a Code of Conduct and Ethics that applies to directors, officers and other employees of the Company and its subsidiaries. In addition, the Company has adopted a Code of Ethics for Senior Financial Officers, which includes the Company's principal executive officer, principal financial officer, and principal accounting officer. Violations of these codes may be reported to the Audit Committee. Copies of the codes can be obtained free of charge from the Company's web site, www.fossil.com, or by contacting the Company at the address appearing on the first page of this proxy statement to the attention of Investor Relations, or by telephone at (972) 234-2525. The Company intends to post any amendments to, or waivers from, its Code of Ethics that apply to its Senior Financial Officers on its web site at www.fossil.com.

Personal Loans to Executive Officers and Directors

        The Company complies with and will operate in a manner consistent with enacted legislation prohibiting extensions of credit in the form of a personal loan to or for its directors and executive officers.

Communication with the Board of Directors

        A stockholder who wishes to communicate with the Board of Directors, or specific individual directors, including the non-management directors as a group, may do so by directing a written request addressed to such director or directors in care of Randy S. Hyne, Vice President, General Counsel and Secretary, at the address appearing on the first page of this proxy statement. Communication(s) directed to members of the Board who are not non-management directors will be relayed to the intended Board member(s) except to the extent that it is deemed unnecessary or inappropriate to do so pursuant to the procedures established by a majority of the independent directors. Communications directed to non-management directors will be relayed to the intended Board member(s) except to the extent that doing so would be contrary to the instructions of the non-management directors. Any communication so withheld will nevertheless be made available to any non-management director who wishes to review it.

Executive Officers

        The name, age, current position with the Company, and principal occupation during the last five years of executive officers Messrs. Tom Kartsotis, Kosta N. Kartsotis and Michael W. Barnes and the year each first became an executive officer of the Company is set forth above under the caption "Directors and Nominees," and with respect to each remaining executive officers is set forth in the following table and text:

Name	Age	Position
Livio Galanti	40	Executive Vice President
Mike L. Kovar	46	Executive Vice President, Chief Financial Officer and Treasurer
Jennifer Pritchard	49	President, Retail Division
Mark D. Quick	59	Vice Chairman

        Livio Galanti has served as Executive Vice President since August 2007. Mr. Galanti served as Senior Vice President of Luxury Brands from December 2006 until July 2007. From November 2004 to November 2006, Mr. Galanti served as Senior Vice President of the Sports Division. Prior to joining the Company, Mr. Galanti served for three years as General Manager and joint venture partner in Timex Group Italia, a watch distribution, design and development company.

        Mike L. Kovar has served as Executive Vice President, Chief Financial Officer and Treasurer since March 2008 and served as Senior Vice President, Chief Financial Officer and Treasurer since October 2000. Mr. Kovar served as Senior Vice President, Finance from March 2000 until October 2000. From November 1997 until March 2000, Mr. Kovar served as Vice President and Chief Financial Officer for BearCom Group, Inc., a wholesaler of two-way radios, and as Controller from July 1996 to November 1997.

        Jennifer Pritchard has served as President of the Retail Division since September 2006. From January 2004 until March 2006 she served as President of Arden B., a division of Wet Seal, a specialty retailer of apparel and accessory items. Prior to that, from October 2002 until January 2004, Ms. Pritchard served as President of Zutopia, another division of Wet Seal, and from April 2001 until October 2002, she served as Executive Vice President Product Development and Marketing of Tex 38, LLC, a Hong-Kong based design and production company.

        Mark D. Quick has served as Vice Chairman of the Company since January 1, 2007. Mr. Quick served as President, Fashion Accessories from October 2000 until December 2006 and President, Stores Division from March 2003 until September 2006. Mr. Quick served as Executive Vice President from March 1997 until October 2000. From November 1995 until March 1997, he served as Senior Vice President-Accessories.

FISCAL 2007 DIRECTOR COMPENSATION TABLE

        The following table provides information regarding director compensation during the fiscal year ended 2007.

Name(1)(2)(3)(4)	Fees Earned or Paid in Cash ($)(5)	Option Awards ($)	Total ($)
Elaine Agather	101,958	33,204	135,162
Kenneth W. Anderson	86,500	41,380	127,880
Jeffrey N. Boyer(6)	-0-	2,146	2,146
Alan J. Gold	72,500	41,380	113,880
Elysia Holt Ragusa(6)	-0-	2,146	2,146
James E. Skinner(6)	-0-	2,146	2,146
Michael Steinberg	67,750	41,380	109,130
Donald J. Stone	81,750	41,380	123,130
Caden Wang(7)	101,250	54,719	155,969
James M. Zimmerman(8)	11,500	17,621	29,121

(1)
Messrs. Kosta Kartsotis and Barnes were directors and executive officers during 2007. As such, information about them and their compensation figures are listed in the Summary Compensation Table below. Messrs. Kosta Kartsotis and Barnes did not receive any additional compensation for services provided as directors.

(2)
Messrs. Tom Kartsotis and Shroff were directors and officers, other than Named Executive Officers during 2007. Messrs. Tom Kartsotis and Shroff did not receive any additional compensation for services provided as directors.

(3)
The grant date fair value of awards computed in accordance with Financial Accounting Standards Board Statement No. 123 (revised 2004) Share-Based Payment ("SFAS 123R") are as follows: Ms. Agather—$182,016; Messrs. Anderson, Gold, Steinberg and Stone—$105,225; Messrs. Boyer, Skinner and Ms. Ragusa—$239,376; and Mr. Zimmerman—$217,036.

(4)
Our directors' outstanding option awards as of fiscal year end 2007 are as follows: Ms. Agather—9,000; Mr. Anderson—45,682; Mr. Boyer—9,000; Mr. Gold—56,875; Ms. Ragusa—9,000; Mr. Skinner—9,000; Mr. Steinberg—33,250; Mr. Stone—56,875; and Mr. Zimmerman—9,000.

(5)
Includes retainer fees and fees earned for attendance of board meetings, committee meetings and special committee meetings.

(6)
Messrs. Boyer and Skinner and Ms. Ragusa were appointed to the Board of Directors on December 20, 2007.

(7)
Mr. Wang resigned from the Board of Directors on August 27, 2007.

(8)
Mr. Zimmerman was appointed to the Board of Directors on August 29, 2007, effective September 5, 2007.

Director Compensation

        Cash Compensation.    During 2007, non-employee directors received the following cash compensation:

  •
  For service on the Board of Directors, each non-employee director received an annual retainer of $30,000, a fee of $1,500 for each in-person meeting, and a fee of $1,000 for each telephonic meeting in excess of one hour.

  •
  For service on the Audit Committee, the chairman received an additional annual retainer of $10,000 and each other member received an additional annual retainer of $2,500. Each Audit Committee member also received a fee of $1,250 for each in-person meeting, and a fee of $1,000 for each telephonic meeting in excess of one hour.

  •
  For service on the Compensation Committee, the chairperson received an additional annual retainer of $5,000, and each Compensation Committee member also received a fee of $1,250 for each in-person meeting, and a fee of $1,000 for each telephonic meeting in excess of one hour.

  •
  For service on the Nominating and Corporate Governance Committee, the chairman received an additional annual retainer of $5,000, and each Nominating and Corporate Governance Committee member also received a fee of $1,250 for each in person meeting, and a fee of $1,000 for each telephonic meeting in excess of one hour.

  •
  For service on the Special Committee of independent directors formed to review our equity granting practices, each committee member received an annual retainer of $10,000, and each committee member also received a fee of $1,250 for each in person meeting, a fee of $1,000 for each telephonic meeting in excess of one hour and a fee of $500 for each telephonic meeting that was one hour or less.

        The Company also reimbursed its directors for ordinary and necessary travel expenses incurred in attending such meetings. Effective April 1, 2008, the following changes to the above non-employee director compensation policy took effect: the annual retainer for service on the Board of Directors was increased to $40,000; the annual retainer for the chairman of the Audit Committee was increased to $20,000; the annual retainer for the chairman of the Compensation Committee was increased to $10,000; and the annual retainer for the chairman of the Nominating and Corporate Governance Committee was increased to $7,500. Payment is made for each committee meeting attended even if a non-employee director attends more than one committee meeting on the same day.

        Nonemployee Director Stock Option Plan.    Pursuant to the Company's 1993 Nonemployee Director Stock Option Plan (the "Nonemployee Director Plan"), each non-employee director receives a grant of 5,000 non-qualified stock options on the date of becoming a director of the Company. On the first day of each calendar year, each non-employee director receives a grant of an additional 4,000 non-qualified stock options, as long as he or she is then serving as a non-employee director. Effective April 1, 2008, the annual grant was increased to 6,000 non-qualified stock options. The grant of options pursuant to the Nonemployee Director Plan is automatic. An aggregate of 618,750 shares of Common Stock have been authorized for issuance pursuant to the Nonemployee Director Plan, of which 237,682 shares were subject to outstanding options as of January 5, 2008. The Board of Directors and the stockholders of the Company have approved the Nonemployee Director Plan.

        Options granted pursuant to the Nonemployee Director Plan will become exercisable (i) with respect to 50% of the total number of shares subject thereto, on the first anniversary of the date of grant and (ii) with respect to the remaining shares subject thereto, in installments of 25% of such shares on the second and third anniversaries of the date of grant. The exercise price of options granted pursuant to the Nonemployee Director Plan is the fair market value of the Common Stock on the date of grant. Such exercise price must be paid in full in cash at the time an option is exercised. The term of options granted under the Nonemployee Director Plan will expire on the earliest of (i) ten years from the date of grant, (ii) one year after the optionee ceases to be a director by reason of death or (iii) three months after the optionee ceases to be a director for any reason other than death.

        The Nonemployee Director Plan provides that the Board of Directors may make certain adjustments to the exercise price and number of shares subject to options granted thereunder in the event of a stock split, stock dividend, combination, reclassification or certain other corporate transactions. Subject to certain limitations, the Board of Directors is authorized to amend the

Nonemployee Director Plan as it deems necessary, but no amendment may adversely affect the rights of an optionee with respect to an outstanding option without the optionee's consent. The Compensation Committee of the Board of Directors is not responsible for the administration of the Nonemployee Director Plan.

        The 2008 Long-Term Incentive Plan, if approved, will replace the Nonemployee Director Plan, which will be terminated.

COMPENSATION COMMITTEE REPORT

        The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with the members of management of the Company and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company's proxy statement.

COMPENSATION COMMITTEE
Elaine Agather, Chairman Alan J. Gold Elysia Holt Ragusa Michael Steinberg

Compensation Committee Interlocks and Insider Participation

        No member of the Compensation Committee is or has been an officer or employee of the Company or any of its subsidiaries or had any relationship requiring disclosure pursuant to Item 404 of Regulation S-K. No executive officer of the Company served as a member of the compensation committee (or other board committee performing similar functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a director of another entity, one of whose executive officers served on the Compensation Committee. No executive officer of the Company served as a member of the compensation committee (or other board committee performing equivalent functions or, in the absence of any such committee, the entire board of directors) of another entity, one of whose executive officers served as a director of the Company.

COMPENSATION OF EXECUTIVE OFFICERS

COMPENSATION DISCUSSION AND ANALYSIS

        This section contains a discussion of the material elements of compensation awarded to, earned by or paid to our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers who were serving as executive officers as of January 5, 2008. These individuals are referred to as the "Named Executive Officers" in this proxy statement.

Compensation Program

Compensation Program Objectives and Philosophy

        Our compensation objectives are to maintain competitive pay practices that will enable us to attract, retain and reward the highest performers who are capable of leading us in achieving our strategic business objectives. To meet these goals, we use base salary, performance-based short term incentive compensation and long term equity-based incentive programs, as appropriate, to reward and reinforce the value added contributions and attainment of performance objectives that enable us to meet our profitability goals and create stockholder value. A significant portion of senior management's compensation is and will continue to be equity-based compensation to emphasize the link between executive compensation and the creation of stockholder value as measured by the equity markets.

        We utilize external benchmarking data and comparable peer groups to establish competitive total compensation pay practices and evaluate employees' compensation on an annual basis and make changes accordingly. We target the overall pay structures to be at the 50th percentile of the companies that we believe comprise our peer group market and with whom we believe we principally compete for executive officer candidates.

Compensation Program Design

        Our compensation program is designed to achieve our objectives of attracting, retaining and motivating employees and rewarding them for achievement that we believe will bring us success and create stockholder value. These programs are designed to be competitive with the companies in the industry in which we must compete for talent. A significant portion of the compensation for our Named Executive Officers includes annual long-term equity awards that have extended vesting periods. The purpose of these awards is to serve as both a retention and incentive mechanism that will encourage recipients to remain with us and create value for both the award recipient and our stockholders.

        In the first quarter of fiscal 2007, our Compensation Committee considered the following factors in establishing the compensation of our Named Executive Officers for fiscal 2007:

  •
  Our overall operating performance during 2006 and the achievements of the Named Executive Officers with respect to: (a) results of each division and whether such division achieved its sales and/or expense goals; and (b) results in relation to the budget for each division.

  •
  Individual performance appraisals of the Named Executive Officers and their contributions toward our performance goals and other objectives as established by the Chief Executive Officer ("CEO") and the Compensation Committee, including a subjective evaluation of each Named Executive Officer's: (a) vision and strategy with respect to his individual business responsibilities; (b) ability to motivate and influence others; (c) self-development and development of subordinates; and (d) execution of assigned tasks.

  •
  The compensation packages for executives who have similar positions and levels of responsibility at other companies in our peer group and relevant market data.

Compensation Decision-Making

The Compensation Committee

        The Compensation Committee is appointed by the Board to exercise the Board's authority concerning compensation of the executive management team, and non-employee directors and the administration of the stock-based and incentive compensation plans of the Company. The Compensation Committee typically meets in separate sessions in connection with regularly-scheduled meetings of the Board. In addition, the Compensation Committee sometimes schedules special meetings or non-meeting "work sessions," either by telephone or in person, as necessary to fulfill its duties. Meeting agendas are established by the chairperson after consultation with other members of the Compensation Committee and Mr. Kosta N. Kartsotis, our CEO. The current members of the Compensation Committee are Ms. Agather, who serves as chairperson, Mr. Gold, Ms. Ragusa and Mr. Steinberg. Each of these Compensation Committee members also served on the Compensation Committee for all of fiscal 2007 with the exception of Ms. Agather and Ms. Ragusa, who were appointed to serve on the Compensation Committee in May 2007 and December 2007, respectively.

Role of Executives in Establishing Compensation

        Our CEO, other members of management (particularly the Vice President of Human Resources), and Compensation Committee members regularly discuss our compensation issues and the performance and retention of our Named Executive Officers. Mr. Kosta N. Kartsotis, in connection with the Vice President of Human Resources, typically recommends to the Compensation Committee the annual base salary, bonus and equity awards (if any) for the other members of the executive management team, for the Compensation Committee's review, modification and approval.

        The Compensation Committee would typically establish the base salary, bonus and equity incentive awards for the CEO, Mr. Kosta N. Kartsotis. However, Mr. Kartsotis refused all forms of compensation for fiscal 2007. Mr. Kartsotis is one of the initial investors in our Company and expressed his belief that his primary compensation is met by continuing to drive stock price growth.

        To assist it in overseeing compensation practices, the Compensation Committee periodically requests that the Human Resources Department gather compensation data for the Compensation Committee's review. Certain members of the executive management team and other employees regularly attend portions of Compensation Committee meetings in order to provide information and recommendations to the Compensation Committee as requested, although the Compensation Committee will meet in executive session with only Compensation Committee members present when it deems appropriate. The CEO attended a portion of all of the Compensation Committee's meetings during fiscal 2007.

Use of Performance Rating

        Each Named Executive Officer's performance is evaluated annually in a performance review. The performance review leads to a performance rating, determined on the basis of both business metrics, which are quantitative measures of our performance and positioning, and position competencies, which are qualitative measures of individual performance and talent. Some of the business metrics include net sales, operating expense leverage, operating income, and gross margin. Some of the position competencies that are evaluated for each executive include setting direction and vision for the organization, cultivating corporate culture, managing resources, driving execution, decision making, leading communications, inspiring creativity and change, resolving conflict and collaborating, identifying and maximizing talent, coaching and developing, scorekeeping, and teambuilding. The overall performance review rating is used in determining base salary increases, short term incentive payouts and the size of any equity grants.

Use of Industry Comparative Data

        We operate in a highly competitive sector in which retention of qualified personnel is critical in operating a successful business. As a result, we gather as much information as possible about the total compensation levels and practices at other companies in our peer group. Determining the relevant companies to use for such comparative purposes is not easy. Some of our competitors are not public, and it is difficult to gain useful information about the specific executive positions comparable to those of our executives. With the help of the Human Resources Department, the Compensation Committee has developed a peer group of companies that it reviews. If appropriate, this group is adjusted annually. The peer group is comprised such that the median revenue size of the peer group is at or close to our annual revenue. The peer group used in fiscal 2007 contained the following 17 companies:

Quicksilver, Inc.	Timberland Co.	Liz Claiborne, Inc.
Pacific Sunwear California	Guess, Inc.	Urban Outfitters Inc.
Kenneth Cole	Claires Stores Inc	Columbia Sportswear Co.
Chico FAS Inc	Polo Ralph Lauren	Movado Group
Wolverine World Wide	Zales Corp	Coach Inc.
Aeropostale Inc.	New York & Company Inc.

        The Human Resources Department obtains relevant data for each company from that company's most recent proxy statement and other SEC filings, or as otherwise available. In addition, the Human Resources Department participates and utilizes executive compensation surveys to benchmark comparable positions.

        The data reviewed by the Compensation Committee in setting 2007 compensation included compensation information for each of the named executive officers identified by each company as well as each company's financial performance data. From this company-specific information as well as the surveys reviewed, and with the assistance of the Human Resources Department, the data was presented by compensation element. This data provided visibility into how the compensation of each of our Named Executive Officers compared to his peer group counterpart with respect to each compensation component and total compensation. The Compensation Committee evaluated base salaries, target bonuses, actual bonuses, stock option awards, restricted stock awards, and any other equity or incentive programs for which we could obtain data.

Other Compensation Policies

        With the assistance of the Compensation Committee and the executive management team, we developed a number of policies and practices that we implemented during fiscal 2006 and continued to follow in 2007. Consistent with our compensation philosophies described above, our goal for 2007 was to provide each executive officer with an executive compensation program that was competitive with the compensation paid to comparable executives in our peer group.

        For fiscal 2007, our compensation program was structured to provide each Named Executive Officer with the opportunity to earn, through a combination of base salary and bonus target awards, total cash compensation close to the 50th percentile of the relevant peer group market. This remains our target for 2008; however, we maintain the ability to exercise discretion to set future compensation levels that are above or below these benchmarks.

        As discussed in more detail below under "Annual Cash Incentive Opportunities," our bonus target was a percentage of the executive officer's base salary, and each executive officer was eligible to earn a bonus if he satisfied certain bonus criteria. The higher the level of responsibility of the executive, the greater the percentage of base salary the executive can earn as potential total performance-based cash compensation. For fiscal 2007, the performance-based cash compensation paid ranged from 25% to 65% of base salary for each of the Named Executive Officers.

        Historically, there has not been a pre-established policy or target for the allocation between either cash and non-cash or short and long-term incentive compensation. The CEO reviews information provided by consultants, surveys and other information considered relevant to determine the appropriate level and mix of incentive compensation for each executive officer and makes recommendations to the Compensation Committee, which also has access to the background material reviewed by the CEO. The portion of an executive's total compensation that is contingent upon our performance tends to increase commensurate with the executive's position within our Company. This approach is designed to provide more upside potential and downside risk for those senior positions.

        For 2007, we attempted to ensure that a substantial amount of each Named Executive Officer's total compensation was performance-based, was linked to our operating performance, and over the executive's tenure, derived its value from the market price of our Common Stock.

        Benefit programs are generally egalitarian. Our qualified defined contribution 401(k) plan is our only retirement plan available to employees in the United States. Our Named Executive Officers do not receive perquisites. Named Executive Officers receive discounts on Fossil products, as do all employees.

        We attempt to ensure that both cash and equity components of total compensation are tax deductible, to the maximum extent possible, by the use of stockholder-approved plans that are intended to comply, to the extent practicable, with Section 162(m) of the Code. However, our cash-based incentive plan is not stockholder approved and therefore would not comply with Section 162(m).

        The Compensation Committee's full responsibilities with respect to our compensation practices are set forth in its charter and described in more detail above under "Board Committees and Meetings—Compensation Committee."

Elements of Compensation

        Compensation arrangements for the Named Executive Officers under our fiscal 2007 compensation program included four components: (a) a base salary; (b) a formula-based cash bonus program; (c) the grant of equity incentives in the form of stock settled stock appreciation rights and restricted stock units; and (d) other compensation and employee benefits generally available to all of our employees, such as health insurance, group life and disability insurance and participation in our 401(k) plan.

Base Salaries

        The CEO reviews and recommends to the Compensation Committee individual salaries for the Named Executive Officers annually. Salaries paid to employees are based upon a Company-wide salary structure that we believe is consistent for each position relative to its responsibility and authority and is determined to be reasonably competitive with our industry peer group. In determining individual salaries, the Compensation Committee considers the scope of job responsibilities, individual performance and contributions, as well as our overall performance and annual budget guidelines for merit increases. The Compensation Committee's objective is to deliver base compensation levels for each Named Executive Officer at or near the median for the comparable position within the peer group and based upon market data. Salaries may be set higher when considered necessary to attract or retain key executives. Base salaries are reviewed annually and adjustments to salary are based on both financial and non-financial results. Typically, adjustments to salaries are made in the first quarter of each year during our performance review process. On January 1, 2007, the base salaries for Messrs. Barnes and Quick were increased in connection with the additional responsibilities they assumed with their promotions to President/Chief Operating Officer and Vice Chairman, respectively.

Annual Cash Incentive Opportunities

        In 2006, we implemented an annual cash incentive plan that is performance-based to motivate key employees to focus on our operating income. The first payments under the plan were payable in 2007. The annual cash incentive plan links cash incentive awards to achievement of pre-established performance goals. For 2007, the award opportunities were determined based upon two performance-based measures: (i) the Named Executive Officer's overall performance rating, and (ii) achievement of our operating income targets. The same criteria were used for all other employees eligible to participate in the incentive plan. However, in determining the operating income level we achieved in 2007, certain expenses related to our equity granting investigation were excluded for all employees except the Named Executive Officers.

        Operating income targets are pre-approved by the Compensation Committee and include a threshold for payout, midpoint and maximum payment targets. The Compensation Committee reviews the performance rating of each executive officer. Based on the performance rating, the eligibility for payout under the plan ranges from 0% of base salary for a "needs improvement" performance rating to 65% of base salary for an "outstanding" performance rating. Once the performance rating is determined, the actual cash incentive amounts are paid to the extent to which the operating income goals are achieved. For example, an employee who received an "outstanding" rating would be eligible for a cash incentive award equal to 65% of his base salary, but would only be paid 50% of such award if we achieved operating income levels at 50% of our bonus plan target. Cash incentive awards are paid only if the operating income thresholds are achieved and the employee's performance rating is at least a "meets expectations." In 2007, we achieved operating income levels at 100% of our bonus plan target. Therefore, 100% of the eligible bonus amount was paid in 2008.

        The operating income target is derived from our internal operating plans, which are not disclosed publicly for competitive reasons. The operating income target constitutes confidential commercial and strategic financial information, and we believe that disclosure of this target would result in competitive harm to us.

        We believe that the operating income target is challenging and reflects desired above-market performance and thus typically would not be achieved in full. We also believe that performance at a level above the target level set forth in our performance goals would be difficult, but not impossible, to achieve. The Compensation Committee recognizes that the likelihood of achievement in any given year may be different, and believes that the payout should be appropriate for the performance, regardless of how often it may happen.

        The Compensation Committee approves the specific payments to the Named Executive Officers under the annual cash incentive plan. Additionally, the Compensation Committee retains discretion to recommend additional discretionary bonuses during the year based on factors such as business segment, department or individual performance.

        The bonus structure is consistent with our philosophy that a substantial portion of compensation should be tied to Company and individual performance. For fiscal 2008, the performance-based cash bonus program is the same as fiscal 2007 with the exception of the operating income target, which has been increased.

        In fiscal 2007, the Compensation Committee awarded a discretionary bonus to Mike Kovar of $130,000 based on his substantial work on the restatement of our financial statements in connection with our investigation of our historical equity granting practices. We also paid a guaranteed bonus of $112,000 to Jennifer Pritchard as part of her agreement to join the Company in September 2006.

Retention and Incentive Equity Awards

        We believe that substantial equity ownership and equity awards encourage management to take actions favorable to the medium and long-term interests of the Company and its stockholders and align their interests with the interests of the Company and its stockholders. We believe that including equity awards in the compensation program serves our longer term goals, including management retention, because the value of equity, whether in the form of stock options, stock appreciation rights, restricted stock, or restricted stock units, is realized over several years. Accordingly, equity-based compensation constitutes a significant portion of the overall compensation of the Named Executive Officers.

        For fiscal 2007, we granted to certain of the Named Executive Officers a combination of restricted stock units and stock appreciation rights both of which vest twenty percent each year over five years. Stock appreciation rights are made at a specified strike price as set forth in the applicable award agreement, which is generally the mean of the highest and lowest sales price of our Common Stock on the date of grant of the award or on the last preceding trading date if the date of grant is a day on which no such sales were made.

        The CEO bases his award grant recommendations for Named Executive Officers each year on a number of factors, including each Named Executive Officer's role, responsibilities and contributions to our business. In recommending the size, frequency and type of long-term incentive grants, the CEO may also take into account tax implications to the individual and to the Company as well as the expected accounting impact and dilution effects. In fiscal 2007, the Compensation Committee considered benchmark data provided by Ernst and Young as well as the Human Resources Department in determining overall award sizes.

        In 2007, the Compensation Committee discussed stock ownership guidelines. However, several of our Named Executive Officers have been with us for a number of years and already have a significant portion of their financial net worth tied to the performance of our stock. Therefore, the Compensation Committee decided against instituting any stock ownership guidelines at this time.

        On December 29, 2006, we entered into letter agreements relating to certain option agreements with our executive officers, including Ms. Pritchard and Messrs. Michael W. Barnes, Mike L. Kovar, and Mark D. Quick, in order for such officers to avoid adverse tax consequences under Section 409A of the Code. Section 409A imposes significant additional taxes on stock options granted with an exercise price lower than the fair market value on the date of grant that vest after December 31, 2004. Any such stock options that were awarded at any time between 2000 and 2006 were repriced in 2007, in accordance with the letter agreements, so that the exercise price was fixed at an amount equal to their fair market value on the date of grant. Pursuant to the letter agreements, we agreed to pay a cash bonus on each date that any amended options vest in an amount equal to the number of options vesting on such date multiplied by the difference, if any, between the original discounted exercise price and the amended exercise price. Such amounts were paid by us to Mr. Barnes, Mr. Kovar and Mr. Quick in 2007 in connection with the vesting of certain repriced options.

2007 SUMMARY COMPENSATION TABLE

        The following table sets forth the compensation earned by or paid to our Named Executive Officers with respect to 2007. The Named Executive Officers are our Chief Executive Officer, our Chief Financial Officer, our three other most highly compensated executive officers who were serving as executive officers at the end of fiscal year 2007.

Name and Principal Position	Year	Salary ($)		Bonus ($)(1)	Stock Awards ($)(2)	Option Awards ($)(3)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(4)	All Other Compensation ($)		Total ($)

Kosta N. Kartsotis Chief Executive Officer and Director	2007 2006	-0- -0-	(5)	-0- -0-	-0- -0-	-0- -0-	-0- -0-	-0- -0-	4,266 3,486		4,266 3,486

Mike L. Kovar Executive Vice President, Chief Financial Officer and Treasurer	2007 2006	304,231 243,923		130,000 -0-	156,200 32,859	145,534 46,068	8,085 -0-	227 1,821	99,552 4,764	(6)	843,829 329,435

Michael W. Barnes President and Chief Operating Officer and Director	2007 2006	597,019 436,538		-0- 100,000	913,580 197,059	1,178,321 233,965	48,950 -0-	9,395 11,969	360,008 4,039	(7)	3,107,273 983,570

Jennifer L. Pritchard President, Retail Division(8)	2007	441,154		112,000	156,200	109,151	-0-	-0-	7,924		826,429

Mark D. Quick Vice Chairman	2007 2006	517,981 411,154		-0- 200,000	675,470 202,063	807,462 233,965	45,650 -0-	-0- -0-	407,477 3,514	(9)	2,454,040 1,050,696

(1)
Discretionary bonuses not made pursuant to any bonus plan.

(2)
Awards of Restricted Stock Units issued pursuant to the 2004 Incentive Plan. All awards vest in equal 20% installments over 5 years.

(3)
The assumptions used in the calculation of fair values of stock option and stock appreciation rights awards are set forth under Note 11, Stockholders' Equity and Benefit Plans in the section entitled "Stock options and stock appreciation rights" in the "Notes to Consolidated Financial Statements" in the Annual Report on Form 10-K for 2007.

(4)
Attributable to the First Amended and Restated Fossil, Inc. and Affiliates Deferred Compensation Plan.

(5)
Mr. Kartsotis refused all forms of compensation for fiscal year 2007. Mr. Kartsotis is one of the initial investors in the Company and expressed his belief that his primary compensation is met by continuing to drive stock price growth.

(6)
Includes $89,602 paid pursuant to a letter agreement amending certain outstanding stock options between Mr. Kovar and the Company, dated December 2006.

(7)
Includes $348,285 paid pursuant to a letter agreement amending certain outstanding stock options between Mr. Barnes and the Company, dated December 2006; and $11,723 paid in insurance and 401(k) matches.

(8)
Ms. Pritchard joined the Company in September of 2006 and was not a Named Executive Officer for 2006.

(9)
Includes $396,711 paid pursuant to a letter agreement amending certain outstanding stock options between Mr. Quick and the Company, dated December 2006; and $10,766 paid in insurance and 401(k) matches.

FISCAL 2007 GRANTS OF PLAN-BASED AWARDS TABLE

        The following table provides information regarding plan-based awards granted during fiscal year 2007 to the Named Executive Officers.

		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units (#)		All Other Option Awards: Number of Securities Underlying Options (#)
									Exercise or Base Price of Option Awards ($/ Sh)	Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Date(1)	Threshold(3) ($)	Target(4) ($)	Maximum(5) ($)

Kosta N. Kartsotis	N/A	N/A	N/A	N/A	N/A		N/A		N/A	N/A

Mike L. Kovar	6/1/07 6/1/07	8,500	85,000	221,000	5,000	(6)	8,000	(7)	31.24	156,200 145,534

Michael W. Barnes	2/1/07 2/1/07 6/1/07 6/1/07	16,250	162,500	422,500	10,000 22,000	(6) (6)	40,000 36,000	(7) (7)	22.63 31.24	226,300 523,416 687,280 654,905

Jennifer L. Pritchard	6/1/07 6/1/07	11,750	117,500	305,500	5,000	(6)	6,000	(7)	31.24	156,200 109,151

Mark D. Quick	2/1/07 2/1/07 6/1/07 6/1/07	13,500	135,000	351,000	5,000 18,000	(6) (6)	20,000 30,000	(7) (7)	22.63 31.24	113,150 261,708 562,320 545,754

(1)
All awards vest in equal 20% installments over 5 years.

(2)
These amounts reflect potential payments under the annual cash incentive plan.

(3)
Threshold payments assume that the executive received a "meets expectations" performance rating and the Company achieved operating income levels at the first payout level. Cash incentive awards are paid only if the operating income thresholds are at least at the first payout level and the executive's performance rating is at least a "meets expectations."

(4)
Target payments assume that the executive received an "exceeds expectations" performance rating and the Company achieved operating income levels at the midpoint target level. Cash incentive awards are paid if the executive's performance rating is a "meets expectations," "exceeds expectations" or "outstanding," and we consider "exceeds expectations" to be the target performance rating.

(5)
Maximum payments assume that the executive received an "outstanding" performance rating and the Company achieved operating income levels at the total payout level.

(6)
Restricted Stock Units awarded pursuant to the 2004 Incentive Plan.

(7)
Stock Appreciation Rights awarded pursuant to the 2004 Incentive Plan.

OUTSTANDING EQUITY AWARDS AT 2007 FISCAL YEAR-END TABLE

        The following table provides information about the number of outstanding equity awards held by our Named Executive Officers at the 2007 fiscal year end.

		Option Awards						Stock Awards

		Number of Securities Underlying Unexercised Options (#)		Number of Securities Underlying Unexercised Options (#)
								Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
						Option Exercise Price ($)	Option Expiration Date
Grant Date(1)
Name		Exercisable		Unexercisable

Kosta N. Kartsotis	N/A	N/A		N/A		N/A	N/A	N/A		N/A

Mike L. Kovar	2/24/03 2/24/03 2/23/04 3/8/05 2/19/06 6/1/07	2,399 7,201 14,999 10,000 800 —	(3)	— 2,400 — — 3,200 8,000	(3) (3)	11.67 11.71 22.17 25.77 18.41 31.24	2/24/13 2/24/13 2/23/14 3/8/15 2/19/14 6/1/15	— — 1,080 1,080 2,160 5,000	(2) (2) (4) (5)	— — 38,848 38,848 77,695 179,850

Michael W. Barnes	3/13/02 2/24/03 2/23/04 3/8/05 2/19/06 2/1/07 6/1/07	— 38,250 60,000 40,000 4,800 — —	(3)	— 12,750 — — 19,200 40,000 36,000	(3) (3) (3)	— 11.71 22.17 25.77 18.41 22.63 31.24	— 2/24/13 2/23/14 3/8/15 2/19/14 2/1/15 6/1/15	36,000 — 5,400 6,000 12,320 10,000 22,000	(2)(6) (2) (2) (7) (5) (5)	1,294,920 — 194,238 215,820 443,150 359,700 791,340

Jennifer L. Pritchard	9/5/06 10/1/06 6/1/07	— — —		48,000 — 6,000	(3) (3)	19.15 — 31.24	9/5/14 — 6/1/15	— 16,000 5,000	(5) (5)	— 575,520 179,850

Mark D. Quick	2/24/03 2/23/04 3/8/05 2/19/06 2/1/07 6/1/07	— 24,000 24,000 — — —		12,750 — — 19,200 20,000 30,000	(3) (3) (3)	11.71 22.17 25.77 18.41 22.63 31.24	2/24/13 2/23/14 3/8/15 2/19/14 2/1/15 6/1/15	— 5,400 6,000 12,320 5,000 18,000	(2) (2) (7) (5) (5)	— 194,238 215,820 443,150 179,850 647,460

(1)
All awards vest in equal 20% installments over 5 years, except as otherwise noted.

(2)
Restricted Stock issued pursuant to the Restricted Stock Plan.

(3)
Stock Appreciation Rights issued pursuant to the 2004 Incentive Plan.

(4)
Consists of 1,200 Restricted Stock Units issued pursuant to the 2004 Incentive Plan and 960 Shares of Restricted Stock issued pursuant to the Restricted Stock Plan.

(5)
Restricted Stock Units issued pursuant to the 2004 Incentive Plan.

(6)
Vests in equal 20% installments on the fifth through ninth year anniversary of grant date.

(7)
Consists of 4,320 Restricted Stock Units issued pursuant to the 2004 Incentive Plan and 8,000 Shares of Restricted Stock issued pursuant to the Restricted Stock Plan.

FISCAL 2007 OPTION EXERCISES AND STOCK VESTED TABLE

        The following table provides information about the number of shares issued upon option exercises, and the value realized on exercise, by our Named Executive Officers during fiscal year 2007.

	Option Awards		Stock Awards

Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)

Kosta N. Kartsotis	-0-	-0-	-0-	-0-

Mike L. Kovar	51,411	1,509,360	1,440	37,727

Michael W. Barnes	82,122	2,802,387	16,780	438,173

Jennifer L. Pritchard	12,000	219,240	4,000	151,860

Mark D. Quick	214,862	6,052,578	7,780	203,273

Employee Benefits

        Named Executive Officers may also participate in the First Amended and Restated Fossil, Inc. and Affiliates Deferred Compensation Plan ("NQDCP"). The NQDCP is available in general to officer level employees and allows participants to make annual irrevocable elections to defer pre-tax amounts up to 50% of base salary and 100% of bonus payments. We may also make contributions to the NQDCP on behalf of a participant. In fiscal 2007, we did not make any contributions. The NQDCP includes approximately 36 different investment choices. The NQDCP contains a change in control mechanism that immediately vests employer contributions in the case of a change in control. Upon termination of employment, participants in the NQDCP may receive a single distribution of the benefits accrued thereunder, in cash, within a reasonable period of time, not to exceed sixty days, after the last business day of the quarter in which such termination occurred. In 2007, all employer contributions that had previously been made had already met the required vesting criteria. We believe that providing the Named Executive Officers with deferred compensation opportunities is a cost-effective way for officers to receive the tax benefits associated with delaying the income tax event on the compensation deferred, although the related deduction for the Company is also deferred.

FISCAL 2007 NONQUALIFIED DEFERRED COMPENSATION TABLE

        The following table sets forth summary information regarding contributions to and account balances under the NQDCP for and as of the 2007 fiscal year.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)		Aggregate Withdrawals / Distributions ($)	Aggregate Balance at Last Fiscal Year-End ($)(1)

Kosta N. Kartsotis	-0-	-0-	-0-		-0-	-0-

Mike L. Kovar	-0-	-0-	227	(2)	-0-	17,478

Michael W. Barnes	-0-	-0-	9,395	(2)	-0-	111,250

Jennifer L. Pritchard	-0-	-0-	-0-		-0-	-0-

Mark D. Quick	-0-	-0-	-0-		-0-	-0-

(1)
No amounts reported are included in Summary Compensation Tables for prior years.

(2)
These amounts are included in the Fiscal 2007 Summary Compensation Table.

Perquisites

        The Named Executive Officers do not receive any perquisites or personal benefits.

Employment Agreements

        We are not a party to any currently effective employment agreement with any of our Named Executive Officers. We believe that employment agreements are not currently necessary in order to attract and retain talented personnel. However, due to the ever-changing marketplace in which we compete for talent, this practice is regularly reviewed by the Compensation Committee to help ensure that we remain competitive in our industry and the Compensation Committee may determine that such arrangements are in our best interest in the future.

Post-Termination Compensation

        We have not entered into change in control agreements with any of our Named Executive Officers or other members of the executive management team. However, in the event of a change in control of the Company, all outstanding restricted stock, restricted stock units and stock appreciation rights under our 2004 Incentive Plan and all restricted stock granted under the Restricted Stock Plan will become fully exercisable or vested as appropriate for all recipients of such awards. Awards of stock options under the 2004 Incentive Plan do not provide for immediate vesting upon a change in control. However, the Compensation Committee has the full and exclusive power to interpret the 2004 Incentive Plan, including the power to accelerate the vesting of outstanding, unvested awards. A "change in control" under these plans is generally defined as (i) the acquisition by any person of 30% or more of the combined voting power of our outstanding securities, or (ii) the occurrence of a transaction requiring stockholder approval and involving the sale of all or substantially all of our assets or the merger of our Company with or into another corporation. As more fully described above under "—Employee Benefits," the NQDCP contains a change in control mechanism that immediately vests employer contributions in the case of a change in control and participants in the NQDCP may receive a single distribution of the benefits accrued thereunder upon termination of employment.

        We entered into a letter agreement with Mr. Mark D. Quick on November 10, 2005, at which time he was serving as President, Fashion Accessories and Stores Division, regarding the terms of the stock options granted to Mr. Quick beginning on January 1, 2002 and thereafter pursuant to certain Award Agreements under our 2004 Incentive Plan and its predecessor plan, our 1993 Long-Term Incentive Plan. The letter agreement formalizes certain special rights and benefits in the event of Mr. Quick's retirement after he has attained the age of fifty-seven. As defined in the letter agreement, retirement means termination of full time employment with the Company and its subsidiaries and related companies on the date set forth in a written retirement notice addressed to its Chief Executive Officer and the Compensation Committee and delivered to the General Counsel no later than one year prior to his retirement date. Under the letter agreement, upon Mr. Quick's retirement:

  •
  For stock options granted under the Award Agreement dated January 1, 2002: Mr. Quick will be entitled to exercise 100% of the stock options for a period of 90 days after his retirement date; and

  •
  For stock options granted under any Award Agreements after January 1, 2002 (including awards not yet granted unless they expressly provide otherwise):

  •
  the options will continue to vest as though Mr. Quick continued to be employed; and

  •
  the options may be exercised (a) in the case of options which were vested on Mr. Quick's retirement date, at any time prior to the first anniversary of his retirement date, and (b) in the case of each option which becomes vested after his retirement date, at any time prior to the first anniversary of such option's vesting date.

        The provisions of the letter agreement with regard to vesting will be superseded by any contrary provisions regarding accelerated vesting included in any future amendments to awards made under the plans pertaining to executive officers.

Equity Compensation Plan Information

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))

Equity compensation plans approved by security holders	2,019,516	$17.14	1,675,980

Equity compensation plans not approved by security holders(1)	Not applicable	$ 0	0

Total	2,019,516	$17.14	1,675,980

(1)
The Restricted Stock Plan is intended to advance the best interests of the Company, its subsidiaries and its stockholders in order to attract, retain and motivate key employees by providing them with additional incentives through the award of shares of restricted stock. The Restricted Stock Plan was being fully funded with treasury shares contributed to the Company from a significant stockholder. The Restricted Stock Plan was terminated on August 29, 2007.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Exchange Act requires the Company's officers and directors, and persons who own more than 10% of a registered class of the Company's equity securities (the "10% Stockholders"), to file reports of ownership and changes of ownership with the SEC. Officers, directors and 10% Stockholders of the Company are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms so filed. Based solely on review of copies of such forms received, the Company believes that, during the last fiscal year, all filing requirements under Section 16(a) applicable to its officers, directors and 10% Stockholders were timely met, except for the following: one Form 4 filed by Mr. Kovar relating to one transaction, one Form 4 filed by Mr. Quick relating to one transaction, two Form 4s filed by Mr. Barnes relating to one transaction each and one Form 4 that should have been filed by Mr. Tom Kartsotis relating to certain acquisitions by his minor children made subsequent to December 18, 1997. Mr. Kartsotis reported these transactions on a Form 5 filed on February 14, 2008.

Certain Relationships and Related Transactions

        Each of Mrs. Pervin Shroff (the wife of Mr. Jal S. Shroff) and Mr. Rasheed Shroff (the son of Mr. Jal S. Shroff) are employees of Fossil (East) Limited and Fossil (Asia) Ltd., respectively, wholly-owned subsidiaries of the Company, and each earned approximately $108,000 and $172,000, respectively, in cash compensation in 2007. In addition, under the Company's 2004 Incentive Plan, Mrs. Pervin Shroff received a grant of options to purchase 10,000 shares of Common Stock at an exercise price of $31.24, and Mr. Rasheed Shroff received a grant of options to purchase 4,250 shares of Common Stock at an exercise price of $31.24.

        In accordance with the Company's Audit Committee charter, the Audit Committee is responsible for approving all related party transactions. Any material financial transaction with any director, executive officer, nominee or holder of five percent or more of the Company's securities, or immediate family member of any of the foregoing, would need to be approved by the Audit Committee prior to the Company entering into such transaction.

APPROVAL OF THE FOSSIL, INC.
2008 LONG-TERM INCENTIVE PLAN
(Proposal 2)

        Upon recommendation of the Compensation Committee of the Board of Directors of the Company, the Board of Directors of the Company has adopted, subject to stockholder approval, the Fossil, Inc. 2008 Long-Term Incentive Plan (hereinafter called the "2008 Plan"). The 2008 Plan is intended to enable the Company to remain competitive and innovative in its ability to attract, motivate, reward, and retain the services of key employees, certain key contractors, and outside directors. The 2008 Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights ("SARs"), restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards which may be granted singly, in combination, or in tandem. The 2008 Plan is expected to provide flexibility to the Company's compensation methods in order to adapt the compensation of key employees, certain key contractors, and outside directors to a changing business environment (after giving due consideration to competitive conditions and the impact of federal tax laws). The Board of Directors recommends stockholder approval of the 2008 Plan.

        As of March 31, 2008:

  •
  17,971,875 shares of Common Stock were authorized for issuance, in the aggregate, under the Company's 2004 Incentive Plan (formerly known as the 1993 Long-Term Incentive Plan), 16,785,395 of which have been issued or are issuable, leaving 1,186,480 shares currently available for future issuance under the plan.

  •
  618,750 shares of Common Stock were authorized for issuance to outside directors, in the aggregate, under the Nonemployee Director Plan, all of which have been issued or are issuable upon the exercise of outstanding stock options, leaving no shares currently available for future issuance under the plan.

Replacement of Prior Incentive Plans

        The 2008 Plan will replace the Company's 2004 Incentive Plan and the Nonemployee Director Plan described above. The Board of Directors of the Company has approved the termination of the 2004 Incentive Plan and Nonemployee Director Plan, effective upon the date of stockholder approval of the 2008 Plan. If the 2008 Plan is approved, no new awards will be made under the Company's 2004 Incentive Plan and the Nonemployee Director Plan.

        If the 2008 Plan is approved by the stockholders, the current number of shares of Common Stock authorized and available for issuance under all plans will be 4,685,030. It is the judgment of the Board of Directors of the Company that the 2008 Plan is in the best interest of the Company and its stockholders.

Description of the 2008 Plan

        The following is a brief description of the 2008 Plan. A copy of the 2008 Plan is attached as Appendix A to this proxy statement, and the following description is qualified in its entirety by reference to the 2008 Plan.

Effective Date and Expiration

        The 2008 Plan will become effective on May 21, 2008, subject to and conditioned upon stockholder approval of the 2008 Plan, and will terminate on May 21, 2018. No award may be made under the 2008 Plan after its expiration date, but awards made prior thereto may extend beyond that date.

Share Authorization

        Subject to certain adjustments, the maximum number of shares of Common Stock that may be delivered pursuant to awards under the 2008 Plan is 4,685,030 shares, 100% of which may be delivered pursuant to incentive stock options. Subject to certain adjustments, the maximum number of shares of Common Stock with respect to which stock options or SARs may be granted to any officer of the Company subject to Section 16 of the Exchange Act or a "covered employee" as defined in Section 162(m)(3) of the Code during any calendar year is 250,000 shares. In addition, to the extent Section 162(m) of the Code applies to awards granted under the 2008 Plan and the Company intends to comply with Section 162(m) of the Code, no participant may receive in any calendar year performance-based awards with an aggregate value of more than $1,000,000 (based on the fair market value of the Common Stock at the time of the grant of the performance-based award). The 2008 Plan also provides that no more than 10% of the shares of Common Stock that may be issued pursuant to an award under the 2008 Plan may be designated as "exempt shares." The Committee has greater flexibility to accelerate the vesting for shares designated as exempt shares.

        Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of the 2008 Plan, the Company will at all times reserve and keep enough shares of its Common Stock available to satisfy the requirements of the 2008 Plan. If an award under the 2008 Plan is cancelled, forfeited or expires, in whole or in part, the shares subject to such forfeited, expired or cancelled award may again be awarded under the 2008 Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the option price for the exercise of a stock option granted under the 2008 Plan (or for the payment of any employment tax withholding or other tax payment due with respect to any award), the number of shares of Common Stock available for future awards under the 2008 Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the stock option (or settlement of an award). Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under the 2008 Plan only during the period that the award is outstanding or to the extent the award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued, however, if the settlement of the award will not require the issuance of shares of Common Stock. Only shares forfeited back to the Company, shares cancelled on account of termination, expiration or lapse of an award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment tax withholding and/or tax obligations resulting from the exercise of an option or settlement of an award shall again be available for grant of incentive stock options under the 2008 Plan, but shall not increase the maximum number of shares described above as the maximum number of shares of Common Stock that may be delivered pursuant to incentive stock options.

        On March 28, 2008, the closing price of the Common Stock on the NASDAQ Global Select Market was $30.10 per share.

Administration

        The 2008 Plan will be administered by a committee of the Board of Directors (the "Committee") consisting of two or more Board members who are "non-employee directors" in accordance with

Rule 16b-3 under the Exchange Act, and "outside directors" in accordance with Section 162(m) of the Code. The Committee may delegate certain duties to officers of the Company as provided in the 2008 Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size, and terms of awards, interpret the 2008 Plan, establish and revise rules and regulations relating to the 2008 Plan, and make any other determinations that it believes necessary for the administration of the 2008 Plan. The Board intends for the Compensation Committee of the Board to administer the 2008 Plan.

Eligibility

        Employees (including any employee who is also a director or an officer), certain contractors, and outside directors of the Company or its subsidiaries whose judgment, initiative, and efforts contributed to, or may be expected to contribute to, the successful performance of the Company are eligible to participate in the 2008 Plan. As of March 31, 2008, the Company had 6,850 employees, 1 contractor, and 9 outside directors who would be eligible under the 2008 Plan.

Financial Effects of Awards

        The Company will receive no monetary consideration for the granting of awards under the 2008 Plan, unless otherwise provided when granting restricted stock or restricted stock units. The Company will receive no monetary consideration other than the option price for shares of Common Stock issued to participants upon the exercise of their stock options and the Company will receive no monetary consideration upon the exercise of SARs.

Stock Options

        The Committee may grant either incentive stock options qualifying under Section 422 of the Code or non-qualified stock options, provided, that only employees of the Company and its subsidiaries (excluding subsidiaries that are not corporations or that are less than 50% owned subsidiaries) are eligible to receive incentive stock options. For purposes of clarity, employees of Fossil Partners, L.P., outside directors, and independent contractors are not eligible to receive incentive stock options. Stock options may not be granted with an option price less than 100% of the fair market value of the Common Stock on the date the stock option is granted. If an incentive stock option is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of stock of the Company (or any parent or subsidiary), the option price shall be at least 110% of the fair market value of the Common Stock on the date of grant. Recipients of stock options may pay the option exercise price (i) in cash, check, bank draft, or money order payable to the order of the Company and in U.S. dollars, (ii) by delivering to the Company shares of Common Stock (including restricted stock) already owned by the participant having a fair market value equal to the aggregate option exercise price, (iii) by delivering (including by FAX or electronic transmission) to the Company or its designated agent an executed irrevocable option exercise form (or exercise instructions) together with irrevocable instructions from the participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon the exercise of the option or to pledge such shares to the broker as collateral for a loan from the broker and to deliver to the Company the amount of sale or loan proceeds necessary to pay the purchase price, and (iv) by any other form of valid consideration that is acceptable to the Committee in its sole discretion.

        Stock options will be exercisable as set forth in the option agreements pursuant to which they are issued, but in no event will stock options be exercisable after the expiration of ten (10) years from the date of grant. Options are not transferable other than by will or the laws of descent and distribution (or with respect to non-qualified stock options, by qualified domestic relations order), except that the Committee may, in its discretion, permit further transferability of a non-qualified stock option and, unless otherwise provided in the option agreement, a non-qualified stock option may be transferred to: (1) one or more members of the immediate family of the participant; (2) a trust for the benefit of one or more members of the immediate family of the participant; (3) a partnership, the sole partners of which are the participant, members of the immediate family of the participant, and entities which are controlled by the participant and/or members of the immediate family of the participant; or (4) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code, provided that (x) there shall be no consideration for any such transfer; (y) the option agreement must expressly provide for transferability; and (z) subsequent transfers are prohibited other than by will or the laws of descent and distribution.

Stock Appreciation Rights or SARs

        SARs may, but need not, relate to options. A SAR is the right to receive an amount equal to the excess of the fair market value of a share of Common Stock on the date of exercise over the fair market value of a common share on the date of grant. A SAR granted in tandem with a stock option will require the holder, upon exercise, to surrender the related stock option with respect to the number of shares as to which the SAR is exercised. The Committee will determine the terms of each SAR at the time of the grant. Any SAR may not be granted at less than the fair market value of a common share on the date the SAR is granted and cannot have a term of longer than ten (10) years. Distributions to the recipient may be made in shares of Common Stock, cash or a combination of both as determined by the Committee. SARs may be transferable in a similar manner as non-qualified stock options, as described above.

Restricted Stock and Restricted Stock Units

        Restricted stock consists of shares that are transferred or sold by the Company to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. Restricted stock units are the right to receive shares of Common Stock at a future date in accordance with the terms of such grant upon the attainment of certain conditions specified by the Committee, which include substantial risk of forfeiture and restrictions on their sale or other transfer by the participant. The Committee determines the eligible participants to whom, and the time or times at which, grants of restricted stock or restricted stock units will be made, the number of shares or units to be granted, the price to be paid, if any, the time or times within which the shares covered by such grants will be subject to forfeiture, the time or times at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions or conditions could include, but are not limited to, the attainment of performance goals (as described below), continuous service with the Company, the passage of time or other restrictions or conditions. The value of the restricted stock units may be paid in shares of Common Stock, cash, or a combination of both, as determined by the Committee.

Performance Awards

        The Committee may grant performance awards payable in cash, shares of Common Stock, a combination thereof, or other consideration at the end of a specified performance period. Payment will be contingent upon achieving pre-established performance goals (as discussed below) by the end of the performance period. The Committee will determine the length of the performance period, the maximum payment value of an award, and the minimum performance goals required before payment will be made, so long as such provisions are not inconsistent with the terms of the 2008 Plan, and to the extent an award is subject to Section 409A of the Code, are in compliance with the applicable requirements of Section 409A of the Code and any applicable regulations or guidance. Subject to Committee discretion, a performance award will terminate for all purposes if the participant is not continuously employed by the Company at all times during the applicable performance period.

Other Awards

        The Committee may grant other forms of awards payable in cash or shares of Common Stock if the Committee determines that such other form of award is consistent with the purposes and restrictions of the 2008 Plan. The terms and conditions of such other form of award shall be specified by the grant. Such other awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

Dividend Equivalent Rights

        The Committee may grant a dividend equivalent right either as a component of another award or as a separate award. The terms and conditions of the dividend equivalent right shall be specified by the grant. Dividend equivalents credited to the holder of a dividend equivalent right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock. Any such reinvestment shall be at the fair market value at the time thereof. Dividend equivalent rights may be settled in cash, shares of Common Stock, or a combination thereof.

Performance Goals

        Awards of restricted stock, restricted stock units, performance awards, and other awards (whether relating to cash or shares of Common Stock) under the 2008 Plan may be made subject to the attainment of performance goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria ("Performance Criteria"): cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company's Common Stock; return on assets, equity or stockholders' equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders. Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude (i) extraordinary, unusual, and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management's Discussion and Analysis section of the Company's Annual Report on Form 10-K. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

Automatic Outside Director Grants

        Each outside director of the company who does not elect to decline to participate in the 2008 Plan shall automatically be granted non-qualified stock options as follows: (1) each individual who first becomes an outside director shall automatically be granted a one-time grant of non-qualified stock options to purchase 5,000 shares of Common Stock; and (2) on January 1st of each year (other than the calendar year in which the individual first becomes an outside director), each outside director shall automatically be granted non-qualified stock options to purchase 6,000 shares of Common Stock, so long as such outside director continuously serves as a director of the Company at all times prior to such date of grant and after his or her appointment as an outside director. Notwithstanding the foregoing, any automatic outside director grants shall be made only if the number of shares subject to future grants is sufficient to make all automatic grants required to be made on such date of grant.

        Non-qualified stock options granted to such outside directors shall vest and be exercisable as follows: (i) 50% of the total number of shares of Common Stock subject to a non-qualified stock option shall vest and become exercisable on the first anniversary of the date of grant, provided the outside director is providing services to the Company or a subsidiary on such date; (ii) an additional 25% of the total number of shares of Common Stock subject to a non-qualified stock option shall vest and become exercisable on the second anniversary of the date of grant, provided the outside director is providing services to the Company or a subsidiary on such date; and (iii) the remaining 25% of the total number of shares of Common Stock subject to a non-qualified stock option shall vest and become exercisable on the third anniversary of the date of grant, provided the outside director is providing services to the Company or a subsidiary on such date. Notwithstanding the foregoing, in the event of an outside director's termination of service due to his or her death, all unvested non-qualified stock options shall immediately become 100% vested and exercisable.

Vesting of Awards

        Except as otherwise provided below, the Committee, in its sole discretion, may determine that an award will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its date of grant, or until the occurrence of one or more specified events, subject in any case to the terms of the 2008 Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided below, subsequent to the date of grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the award may be vested; provided, however, that shares of Common Stock underlying all or any portion of a non-qualified stock option or incentive stock option for which the Committee accelerates the vesting date other than in the event of the participant's death, total and permanent disability, retirement, or the occurrence of a "change in control" shall be "exempt shares." As discussed above, only 10% of the shares of Common Stock that may be issued pursuant to an award under the 2008 Plan may be designated as exempt shares.

        The Committee must grant all "full value awards" (i.e., awards with a net benefit to the participant, without regard to certain restrictions, equal to the aggregate fair market value of the total shares of Common Stock subject to the award) in accordance with the following provisions: (i) all full value awards granted by the Committee that constitute performance awards must vest no earlier than one (1) year after the date of grant; (ii) all full value awards granted by the Committee that constitute "tenure awards" (i.e., awards that vest over time based on the participant's continued employment with or service to the Company) must vest no earlier than over the three (3) year period commencing on the date of grant on a pro rata basis; and (iii) the Committee may not accelerate the date on which all or any portion of a full value award may be vested or waive the period an award is restricted on a full value award except upon the participant's death, total and permanent disability, retirement, or the occurrence of a "change in control." Notwithstanding the foregoing, for full value awards, the Committee may, in its sole discretion, grant awards with more favorable vesting provisions, accelerate the vesting, or waive the period an award is restricted, at any time, provided that the shares of Common Stock subject to such awards shall be designated as exempt shares.

Adjustments Upon Changes in Capitalization

        In the event that any dividend or other distribution (whether in the form of cash, shares of Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of shares of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase shares of Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an award, then the Committee shall adjust any or all of the following so that the fair value of the award immediately after the transaction or event is equal to the fair value of the award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under the 2008 Plan, (iv) the option price of each outstanding award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with the terms of the 2008 Plan, and (vi) the number of or exercise price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the 2008 Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate exercise price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the 2008 Plan or any stock option to violate Section 422 of the Code or Section 409A of the Code. All such adjustments must be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

No Repricing

        No awards under the 2008 Plan may be repriced or exchanged for awards with lower exercise prices because of a drop in market prices since grant, unless such repricings or exchanges are approved by the stockholders of the Company.

Amendment or Discontinuance of the Plan

        The Board of Directors of the Company, may at any time and from time to time, without the consent of the participants, alter, amend, revise, suspend, or discontinue the 2008 Plan in whole or in part, except, that no amendment for which stockholder approval is required either: (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded, or (ii) in order for the 2008 Plan and incentives awarded under the 2008 Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment is approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment to the 2008 Plan that increases the benefits accrued to participants, increases the maximum number of shares of Common Stock which may be issued under the 2008 Plan, reprices any stock options or modifies the requirements for participation in the 2008 Plan shall be effective unless such amendment shall be approved by the stockholders of the Company entitled to vote thereon in the manner set forth in the Company's articles of incorporation and bylaws.

        Any amendments made shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding awards theretofore granted under the 2008 Plan, notwithstanding any contrary provisions contained in any award agreement. In the event of any such amendment to the 2008 Plan, the holder of any award outstanding under the 2008 Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any award agreement relating thereto. Notwithstanding anything contained in the 2008 Plan to the contrary, unless required by law, no action regarding amendment or discontinuance shall adversely affect any rights of participants or obligations of the Company to participants with respect to any awards granted under the 2008 Plan without the consent of the affected participant. For purposes of clarity, any amendment to an existing award resulting in a less favorable tax consequence to a participant under the award shall not be considered to adversely affect the rights of the participant.

Federal Income Tax Consequences

        The following is a brief summary of certain federal income tax consequences relating to the transactions described under the 2008 Plan as set forth below. This summary does not purport to address all aspects of federal income taxation and does not describe state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the treasury regulations issued thereunder (the "Treasury Regulations"), and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

New Law Affecting Deferred Compensation

        In 2004, a new Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the underpayment rate plus 1% and a 20% penalty tax. Certain performance awards, stock options, SARs, restricted stock units and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options

        A participant will not recognize income at the time an incentive stock option is granted. When a participant exercises an incentive stock option, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares of Common Stock with respect to which the participant's incentive stock options are exercisable for the first time during any year exceeds $100,000, the incentive stock options for the shares of Common Stock over $100,000 will be treated as non-qualified stock options, and not incentive stock options, for federal tax purposes, and the participant will recognize income as if the incentive stock options were non-qualified stock options. In addition to the foregoing, if the fair market value of the shares of Common Stock received upon exercise of an incentive stock option exceeds the exercise price, then the excess will be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant's particular tax status.

        The tax treatment of any shares of Common Stock acquired by exercise of an incentive stock option will depend upon whether the participant disposes of his or her shares prior to two years after the date the incentive stock option was granted or one year after the shares of Common Stock were transferred to the participant (referred to as the "Holding Period"). If a participant disposes of shares of Common Stock acquired by exercise of an incentive stock option after the expiration of the Holding Period, any amount received in excess of the participant's tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of Common Stock. If the amount received is less than the participant's tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

        If the participant disposes of shares of Common Stock acquired by exercise of an incentive stock option prior to the expiration of the Holding Period, the disposition will be considered a "disqualifying disposition." If the amount received for the shares of Common Stock is greater than the fair market value of the shares of Common Stock on the exercise date, then the difference between the incentive stock option's exercise price and the fair market value of the shares of Common Stock at the time of exercise will be treated as ordinary income for the tax year in which the "disqualifying disposition" occurs. The participant's basis in the shares of Common Stock will be increased by an amount equal to the amount treated as ordinary income due to such "disqualifying disposition." In addition, the amount received in such "disqualifying disposition" over the participant's increased basis in the shares of Common Stock will be treated as capital gain (treated as short-term or long-term capital gain, depending on how long the participant has held the shares of Common Stock). However, if the price received for shares of Common Stock acquired by exercise of an incentive stock option is less than the fair market value of the shares of Common Stock on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the "disqualifying disposition" over the basis of the shares of Common Stock.

Non-qualified Stock Options

        A participant generally will not recognize income at the time a non-qualified stock option is granted. When a participant exercises a non-qualified stock option, the difference between the option price and any higher market value of the shares of Common Stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant's tax basis for shares of Common Stock acquired under a non-qualified stock option will be equal to the option price paid for such shares of Common Stock, plus any amounts included in the participant's income as compensation. When a participant disposes of shares of Common Stock acquired by exercise of a non-qualified stock option, any amount received in excess of the participant's tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares of Common Stock. If the amount received is less than the participant's tax basis for such shares, the loss will be treated as short-term or long-term capital loss, depending upon how long the participant has held the shares.

Special Rule if Option Price is Paid for in Shares of Common Stock

        If a participant pays the option price of a non-qualified stock option with previously-owned shares of Common Stock and the transaction is not a disqualifying disposition of shares of Common Stock previously acquired under an incentive stock option, the shares of Common Stock received equal to the number of shares of Common Stock surrendered are treated as having been received in a tax-free exchange. The participant's tax basis and holding period for these shares of Common Stock received will be equal to the participant's tax basis and holding period for the shares of Common Stock surrendered. The shares of Common Stock received in excess of the number of shares of Common Stock surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of such shares' fair market value. The participant's tax basis in such shares of Common Stock will be equal to their fair market value on the date of exercise, and the participant's holding period for such shares will begin on the date of exercise.

        If the use of previously acquired shares of Common Stock to pay the exercise price of a non-qualified stock option constitutes a disqualifying disposition of shares of Common Stock previously acquired under an incentive stock option, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares of Common Stock surrendered, determined at the time such shares of Common Stock were originally acquired on exercise of the incentive stock option, over the aggregate option price paid for such shares of Common Stock. As discussed above, a disqualifying disposition of shares of Common Stock previously acquired under an incentive stock option occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the exercise price with previously-owned shares are as described above, except that the participant's tax basis in the shares of Common Stock that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock

        A participant who receives a grant of Restricted Stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares of Common Stock granted as Restricted Stock at such time as the shares of Common Stock are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares of Common Stock. However, a participant who receives Restricted Stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the shares of Common Stock to recognize ordinary income on the date of transfer of the shares of Common Stock equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares of Common Stock) over the purchase price, if any, of such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to shares of Common Stock. At the time of sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending on the holding period. For purposes of determining any gain or loss realized, the participant's tax basis will be the amount previously taxable as ordinary income plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights

        Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received. In general, there will be no federal income tax deduction allowed to the Company upon the grant or termination of SARs. However, upon the exercise of a SAR, the Company will be entitled to a deduction equal to the amount of ordinary income the recipient is required to recognize as a result of the exercise.

Other Awards

        In the case of an award of restricted stock units, performance awards, dividend equivalent rights or other stock or cash awards, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code. In that taxable year, the Company will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Federal Tax Withholding

        Any ordinary income realized by a participant upon the exercise of an award under the 2008 Plan is subject to withholding of federal, state, and local income tax and to withholding of the participant's share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act.

        To satisfy federal income tax withholding requirements, the Company will have the right to require that, as a condition to delivery of any certificate for shares of Common Stock, the participant remit to the Company an amount sufficient to satisfy the withholding requirements. Alternatively, the Company may withhold a portion of the shares of Common Stock (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may, if the Company consents in writing, accept delivery of shares of the Common Stock with an aggregate fair market value that equals or exceeds the required tax withholding payment.

        Withholding does not represent an increase in the participant's total income tax obligation since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant's tax basis in the shares of Common Stock. Compensation income realized, and tax withheld, will be reflected on Forms W-2 supplied by the Company to employees by January 31 of the succeeding year.

        Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

Tax Consequences to the Company

        To the extent that a participant recognizes ordinary income in the circumstances described above, the Company will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an "excess parachute payment" within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters

        The Company may not deduct compensation of more than $1,000,000 that is paid to an individual employed by the Company who, on the last day of the taxable year, either is the Company's principal executive officer, principal financial officer or an individual who is among the three highest compensated officers for the taxable year (other than the principal executive officer or the principal financial officer). The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation, and only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities). To the extent the Company determines that Section 162(m) of the Code shall apply to any awards granted pursuant to the 2008 Plan, the Company intends that such awards will be constructed so as to constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

        If an individual's rights under the 2008 Plan are accelerated as a result of a change in control and the individual is a "disqualified individual" under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an "excess parachute payment" under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income tax) payable by the individual on the value of such accelerated rights, and (ii) the loss by the Company of a compensation deduction.

Plan Benefits

        To date, the Company has not granted any awards under the 2008 Plan. Future benefits under the 2008 Plan are not currently determinable.

Vote Required

        The proposal to approve the 2008 Plan requires the affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote on the subject matter. All members of the Board of Directors are eligible for awards under the 2008 Plan and thus, have a personal interest in the approval of the 2008 Plan.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE FOSSIL, INC. 2008 LONG-TERM INCENTIVE PLAN.

APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(Proposal 3)

        The Company's independent registered public accounting firm for the fiscal year ended January 5, 2008 was the firm of Deloitte & Touche LLP. It is expected that one or more representatives of such firm will attend the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions. The Audit Committee of the Company has selected the firm of Deloitte & Touche LLP as the Company's principal independent registered public accounting firm for the fiscal year ending January 3, 2009. Stockholder ratification of the appointment is not required under the laws of the State of Delaware, but the Board has decided to ascertain the position of the stockholders on the appointment. The Audit Committee will reconsider the appointment if it is not ratified. Even if the appointment is ratified, the Audit Committee, in its discretion, may direct the appointment of a different independent registered public accounting firm at any time during the year if the Audit Committee feels that such a change would be in the Company's and its stockholders' best interests. The affirmative vote of a majority of the shares present in person or by proxy, and entitled to vote on the subject matter at the Annual Meeting is required for ratification.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE STOCKHOLDERS VOTE "FOR" THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JANUARY 3, 2009.

        The following table summarizes the aggregate fees (excluding value added taxes) billed to the Company and its subsidiaries by Deloitte & Touche LLP, the member firms of Deloitte Touche Tohmatsu, and their respective affiliates (collectively, "Deloitte") for the 2007 and 2006 fiscal years ended January 5, 2008, and January 6, 2007, respectively:

	2007	2006
Audit Fees(a)	$2,375,497	$3,077,777
Audit-Related Fees(b)	79,250	69,250
Tax Fees(c)	224,605	206,000
All Other Fees	—	—
Total	$2,679,352	$3,353,027

    (a)
    Audit services billed consisted of the audits of the Company's annual financial statements, audits of internal control over financial reporting and reviews of the Company's quarterly financial statements.

    (b)
    Benefit plan audits and agreed upon procedures.

    (c)
    Tax return preparation and consultation.

        In considering the nature of the services provided by Deloitte, the Audit Committee determined that such services are compatible with the provision of independent audit services. The Audit Committee discussed these services with Deloitte and Company management to determine that they are permitted under the rules and regulations concerning auditor independence promulgated by the SEC to implement the Sarbanes-Oxley Act of 2002, as well as the American Institute of Certified Public Accountants.

Pre-Approval of Independent Registered Public Accounting Firm Fees and Services Policy

        The Audit Committee's Policies and Procedures for the Engagement of the Principal Outside Auditing Firm provides for pre-approval of all audit, audit-related, tax and other permissible non-audit services provided by our principal independent registered public accounting firm on an annual basis and individual engagements as needed. The policy also requires additional approval of any engagements that were previously approved but are anticipated to exceed pre-approved fee levels. The policy permits the Audit Committee Chairperson to pre-approve principal independent registered public accounting firm services where the Company deems it necessary or advisable that such services commence prior to the next regularly scheduled Audit Committee meeting (provided that the Audit Committee Chairperson must report to the full Audit Committee on any pre-approval determinations).

OTHER BUSINESS

        The Board knows of no other business to be brought before the Annual Meeting. If, however, any other business should properly come before the Annual Meeting, the persons named in the accompanying proxy will vote the proxy in accordance with applicable law and as they may deem appropriate in their discretion, unless directed by the proxy to do otherwise.

DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS

        Stockholder proposals to be included in the proxy statement for the next Annual Meeting must be received by the Company at its principal executive offices on or before December 11, 2008 for inclusion in the Company's Proxy Statement relating to that meeting. Stockholders wishing to submit proposals to be presented directly at the 2008 Annual Meeting instead of for inclusion in next year's proxy statement must follow the submission criteria and deadlines set forth in our bylaws. To be timely in connection with an annual meeting, a stockholder proposal must be received by the Company at its principal executive offices as follows: (a) with respect to a nomination for director, not before November 22, 2008 or after February 20, 2009; (b) with respect to a proposal to amend or supplement the Certificate of Incorporation, not less than 90 days nor more than 180 days before the meeting is held to consider such proposal, (c) with respect to a proposal to amend the bylaws, not before November 22, 2008 or after February 20, 2009; (d) with respect to a proposal to remove a director, not before November 22, 2008 or after February 20, 2009 and (e) with respect to other stockholder proposals, not before February 24, 2009. SEC rules permit management to vote proxies in its discretion if (i) notice of the proposal as described above is received and stockholders are advised in the 2008 proxy statement about the nature of the matter and how management intends to vote on such matter; or (ii) timely notice of the proposal is not received.

        You may obtain a copy of the Company's Annual Report on Form 10-K for the fiscal year ended January 5, 2008 without charge by sending a written request to Fossil Inc., 2280 N. Greenville Avenue, Richardson, Texas 75082, Attn: Investor Relations. The Annual Report on Form 10-K is also available at www.fossil.com.

BY ORDER OF THE BOARD OF DIRECTORS
Randy S. Hyne Vice President, General Counsel and Secretary

April 10, 2008
Richardson, Texas

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. STOCKHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING AND WISH THEIR STOCK TO BE VOTED ARE URGED TO DATE, SIGN AND RETURN THEIR PROXY IN AN ENVELOPE ADDRESSED TO THE COMPANY OR VOTE USING THE INTERNET OR BY PHONE AS DESCRIBED IN THE PROXY CARD.

Appendix A

FOSSIL, INC.

2008 LONG-TERM INCENTIVE PLAN

        The Fossil, Inc. 2008 Long-Term Incentive Plan (the "Plan") was adopted by the Board of Directors of Fossil, Inc., a Delaware corporation (the "Company"), effective as of May 21, 2008 (the "Effective Date"), subject to approval by the Company's stockholders.

ARTICLE 1
PURPOSE

        The purpose of the Plan is to attract and retain the services of key employees, key contractors and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary interest in the Company through the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards, dividend equivalent rights, and other awards, whether granted singly, or in combination, or in tandem, that will

          (a)   increase the interest of such persons in the Company's welfare;

          (b)   furnish an incentive to such persons to continue their services for the Company or its Subsidiary; and

          (c)   provide a means through which the Company may attract able persons as Employees, Contractors and Outside Directors.

        With respect to Reporting Participants, the Plan and all transactions under the Plan are intended to comply with all applicable conditions of Rule 16b-3 promulgated under the Securities Exchange Act of 1934 (the "1934 Act"). To the extent any provision of the Plan or action by the Committee fails to so comply, such provision or action shall be deemed null and void ab initio, to the extent permitted by law and deemed advisable by the Committee.

ARTICLE 2
DEFINITIONS

        For the purpose of the Plan, unless the context requires otherwise, the following terms shall have the meanings indicated:

        2.1   "Award" means the grant of any Incentive Stock Option, Nonqualified Stock Option, Restricted Stock, SAR, Restricted Stock Units, Performance Award, Dividend Equivalent Right or Other Award, whether granted singly or in combination or in tandem (each individually referred to herein as an "Incentive").

        2.2   "Award Agreement" means a written agreement between a Participant and the Company which sets out the terms of the grant of an Award.

        2.3   "Award Period" means the period set forth in the Award Agreement during which one or more Incentives granted under an Award may be exercised.

        2.4   "Board" means the board of directors of the Company.

        2.5   "Change in Control" means the occurrence of the event set forth in any one of the following paragraphs, except as otherwise provided herein:

            (i)  any Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing 30% or more of the combined voting power of the Company's then outstanding securities, or if such Person is the Beneficial Owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's outstanding securities as of the date the particular Award is granted, such person becomes the Beneficial owner, directly or indirectly, of the combined voting power of additional securities representing 10% or more of the Company's then outstanding securities, excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i) of paragraph (iii) below; or

           (ii)  the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the Effective Date of this Plan, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Company) whose appointment or election by the Board or nomination for election by the Company's stockholders was approved or recommended by a vote of at least a majority of the directors then still in office who either were directors on the Effective Date of this Plan or whose appointment, election or nomination for election was previously so approved or recommended; or

          (iii)  there is consummated a merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation, other than (i) a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 60% of the combined voting power of the securities of the Company or such surviving entity or any parent thereof outstanding immediately after such merger or consolidation or (ii) a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business) representing 30% or more of the combined voting power of the Company's then outstanding securities; or

          (iv)  the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company or there is consummated an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets, other than a sale or disposition by the Company of all or substantially all of the Company's assets to an entity, at least 60% of the combined voting power of the voting securities of which are owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale; or

           (v)  any tender or exchange offer is made to acquire 30% or more of the securities of the Company, other than an offer made by the Company, and shares are acquired pursuant to that offer.

            For purposes hereof:

            "Affiliate" shall have the meaning set forth in Rule 12b-2 promulgated under the 1934 Act.

            "Beneficial Owner" shall have the meaning set forth in Rule 13d-3 under the 1934 Act.

            "Person" shall have the meaning given in Section 3(a)(9) of the 1934 Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include (i) the Company or any of its subsidiaries, (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Company or any of its Affiliates, (iii) an underwriter temporarily holding securities pursuant to an offering of such securities or (iv) a corporation owned, directly or indirectly, by the stockholders of the Company in substantially the same proportions as their ownership of stock of the Company.

        The provisions of this Section 2.5 shall be interpreted in accordance with the requirements of Section 409A of the Code and the Final Treasury Regulations issued thereunder, it being the intent of the parties that this Section 2.5 shall be compliance with the requirements of said Code Section and said Regulations.

        2.6   "Code" means the Internal Revenue Code of 1986, as amended.

        2.7   "Committee" means the Compensation Committee of the Board.

        2.8   "Common Stock" means the common stock, par value $0.01 per share, which the Company is currently authorized to issue or may in the future be authorized to issue, or any securities into which or for which the common stock of the Company may be converted or exchanged, as the case may be, pursuant to the terms of this Plan.

        2.9   "Company" means Fossil, Inc. a Delaware corporation, and any successor entity.

        2.10 "Contractor" means any natural person, who is not an Employee, rendering bona fide services to the Company or a Subsidiary, with compensation, pursuant to a written independent contractor agreement between such person and the Company or a Subsidiary, provided that such services are not rendered in connection with the offer or sale of securities in a capital raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities.

        2.11 "Corporation" means any entity that (i) is defined as a corporation under Section 7701 of the Code and (ii) is the Company or is in an unbroken chain of corporations (other than the Company) beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain. For purposes of clause (ii) hereof, an entity shall be treated as a "corporation" if it satisfies the definition of a corporation under Section 7701 of the Code.

        2.12 "Date of Grant" means the effective date on which an Award is made to a Participant as set forth in the applicable Award Agreement; provided, however, that solely for purposes of Section 16 of the 1934 Act and the rules and regulations promulgated thereunder, the Date of Grant of an Award shall be the date of stockholder approval of the Plan if such date is later than the effective date of such Award as set forth in the Award Agreement. The determination of Fair Market Value shall, where applicable, be in compliance with Section 409A of the Code.

        2.13 "Dividend Equivalent Right" means the right of the holder thereof to receive credits based on the cash dividends that would have been paid on the shares of Common Stock specified in the Award if such shares were held by the Participant to whom the Award is made.

        2.14 "Employee" means common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Subsidiary of the Company provided, however, in the case of individuals whose employment status, by virtue of their employer or residence, is not determined under Section 3401(c) of the Code, "Employee" shall mean an individual treated as an employee for local payroll tax or employment purposes by the applicable employer for the relevant period.

        2.15 "Executive Officer" means an officer of the Company or a Subsidiary subject to Section 16 of the 1934 Act or a "covered employee" as defined in Section 162(m)(3) of the Code.

        2.16 "Exempt Shares" means shares of Common Stock designated as "Exempt Shares" pursuant to Section 5.1(b).

        2.17 "Fair Market Value" means, as of a particular date, (a) if the shares of Common Stock are listed or quoted on any established national securities exchange, the arithmetic mean of the high and low prices per share of the Common Stock on the particular date (or, if the particular date is not a trading day, the arithmetic mean of the high and low prices per share of the Common Stock immediately preceding such particular date), determined in accordance with the requirements of Section 422 of the Code (to the extent Incentive Stock Options are granted) and/or Section 409A of the Code and the regulations and other guidance issued thereunder; or (b) if the shares of Common Stock are not so listed or quoted, such amount as may be determined by the Committee (acting on the advice of an Independent Third Party, should the Committee elect in its sole discretion to utilize an Independent Third Party for this purpose), in good faith, to be the fair market value per share of Common Stock. Notwithstanding the foregoing provisions of this Section 2.17, to the extent an Award is intended to be in compliance with some or all of the requirements of Section 409A of the Code, "Fair Market Value" for purposes of the Plan and any Award shall be the definition provided for under Section 409A of the Code and Section 1.409A-1(b)(5)(iv) of the regulations issued thereunder or any successor provision thereto.

        2.18 "Full Value Award" means any Award with a net benefit to the Participant, without regard to any restrictions such as those described in Section 6.4(b), equal to the aggregate Fair Market Value of the total shares of Common Stock subject to the Award. Full Value Awards include Restricted Stock and Restricted Stock Units, but do not include Stock Options and SARs.

        2.19 "Incentive" is defined in Section 2.1 hereof.

        2.20 "Incentive Stock Option" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan. For purposes of clarity, Employees of Fossil Partners, L.P., Outside Directors, and Contractors are not eligible to receive Incentive Stock Options.

        2.21 "Independent Third Party" means an individual or entity independent of the Company having experience in providing investment banking or similar appraisal or valuation services and with expertise generally in the valuation of securities or other property for purposes of this Plan. The Committee may utilize one or more Independent Third Parties.

        2.22 "Nonqualified Stock Option" means a nonqualified stock option, granted pursuant to this Plan, which is not an Incentive Stock Option.

        2.23 "Option Price" means the price which must be paid by a Participant upon exercise of a Stock Option to purchase a share of Common Stock.

        2.24 "Other Award" means an Award issued pursuant to Section 6.9 hereof.

        2.25 "Outside Director" means a director of the Company who is not an Employee or Contractor.

        2.26 "Participant" means an Employee, Contractor or Outside Director of the Company or a Subsidiary to whom an Award is granted under this Plan.

        2.27 "Plan" means this Fossil, Inc. 2008 Long-Term Incentive Plan, as amended from time to time.

        2.28 "Performance Award" means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock pursuant to Section 6.7 hereof.

        2.29 "Performance Goal" means any of the goals set forth in Section 6.10 hereof.

        2.30 "Reporting Participant" means a Participant who is subject to the reporting requirements of Section 16 of the 1934 Act.

        2.31 "Restricted Stock" means shares of Common Stock issued or transferred to a Participant pursuant to Section 6.4 of this Plan which are subject to restrictions or limitations set forth in this Plan and in the related Award Agreement.

        2.32 "Restricted Stock Units" means units awarded to Participants pursuant to Section 6.6 hereof, which are convertible into Common Stock at such time as such units are no longer subject to restrictions as established by the Committee.

        2.33 "Retirement" means any Termination of Service solely due to retirement upon or after attainment of age sixty-five (65), or permitted early retirement as determined by the Committee, provided, however, in the case of Participants who reside in the European Economic Area, "Retirement" shall mean any Termination of Service as of a date they are eligible for mandatory retirement benefits under local law, without regard to age.

        2.34 "SAR" or "stock appreciation right" means the right to receive an amount, in cash and/or Common Stock, equal to the excess of the Fair Market Value of a specified number of shares of Common Stock as of the date the SAR is exercised (or, as provided in the Award Agreement, converted) over the SAR Price for such shares.

        2.35 "SAR Price" means the exercise price or conversion price of each share of Common Stock covered by a SAR, determined on the Date of Grant of the SAR.

        2.36 "Stock Option" means a Nonqualified Stock Option or an Incentive Stock Option.

        2.37 "Subsidiary" means (i) any corporation in an unbroken chain of corporations beginning with the Company, if each of the corporations other than the last corporation in the unbroken chain owns stock possessing a majority of the total combined voting power of all classes of stock in one of the other corporations in the chain, (ii) any limited partnership, if the Company or any corporation described in item (i) above owns a majority of the general partnership interest and a majority of the limited partnership interests entitled to vote on the removal and replacement of the general partner, and (iii) any partnership or limited liability company, if the partners or members thereof are composed only of the Company, any corporation listed in item (i) above or any limited partnership listed in item (ii) above. "Subsidiaries" means more than one of any such corporations, limited partnerships, partnerships or limited liability companies. Notwithstanding the foregoing, an entity shall not be a "Subsidiary" for purposes of this Plan, unless at least twenty-five percent (25%) of such entity's Voting Equity is owned either directly or indirectly by the Company.

        2.38 "Tenure Award" means an Award hereunder of cash, shares of Common Stock, units or rights based upon, payable in, or otherwise related to, Common Stock that vests over time based upon the Participant's continued employment with or service to the Company or its Subsidiary.

        2.39 "Termination of Service" occurs when a Participant who is (i) an Employee of the Company or any Subsidiary ceases to provide active service as an Employee of the Company and its Subsidiaries, for any reason, (ii) a Contractor of the Company or any Subsidiary ceases to serve as a Contractor of the Company and its Subsidiaries, for any reason; or (iii) an Outside Director of the Company or a Subsidiary ceases to serve as a director of the Company and its Subsidiaries for any reason. Except as may be necessary or desirable to comply with applicable federal or state law, a "Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes an Outside Director or vice versa, or when a Participant who is serving in two capacities (i.e., both an Employee and a director) ceases to serve in one of those capacities (i.e., serves only as a director and not as an Employee); provided, however, a "Termination of Service" shall be deemed to have occurred if a Participant who is serving as an Employee becomes a Contractor, or vice versa, or when an Outside Director ceases to be an Outside Director and becomes a Contractor, unless otherwise specifically provided in the applicable award agreement. If, however, a Participant who is an Employee and who has an Incentive Stock Option ceases to be an Employee but does not suffer a Termination of Service, and if that Participant does not exercise the Incentive Stock Option within the time required under Section 422 of the Code upon ceasing to be an Employee, the Incentive Stock Option shall thereafter become a Nonqualified Stock Option. Notwithstanding the foregoing provisions of this Section 2.39, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of "Termination of Service" for purposes of such Award shall be the definition of "separation from service" provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

        2.40 "Total and Permanent Disability" means a Participant is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy or under applicable non-U.S. law; or, if no such plan, policy or law is then in existence or if the Participant is not eligible to participate in such plan or policy, that the Participant, because of a physical or mental condition resulting from bodily injury, disease, or mental disorder, is unable to perform his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the Committee, based upon medical reports or other evidence satisfactory to the Committee; provided that, with respect to any Incentive Stock Option, Total and Permanent Disability shall have the meaning given it under the rules governing Incentive Stock Options under the Code. Notwithstanding the foregoing provisions of this Section 2.40, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of "Total and Permanent Disability" for purposes of such Award shall be the definition of "disability" provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

        2.41 "Voting Equity" means the shares or other equity interests of an entity that has the right to vote generally on matters submitted to a vote of the owners of such entity.

ARTICLE 3
ADMINISTRATION

        3.1    General Administration; Establishment of Committee.    Subject to the terms of this Article 3, the Plan shall be administered by the Committee. The Committee shall consist of not fewer than two persons. Any member of the Committee may be removed at any time, with or without cause, by resolution of the Board. Any vacancy occurring in the membership of the Committee may be filled by appointment by the Board. At any time there is no Committee to administer the Plan, any references in this Plan to the Committee shall be deemed to refer to the Board.

        Membership on the Committee shall be limited to those members of the Board who are "outside directors" under Section 162(m) of the Code and "non-employee directors" as defined in Rule 16b-3 promulgated under the 1934 Act. The Committee shall select one of its members to act as its Chairman. A majority of the Committee shall constitute a quorum, and the act of a majority of the members of the Committee present at a meeting at which a quorum is present shall be the act of the Committee.

        3.2    Designation of Participants and Awards.

          (a)   The Committee shall determine and designate from time to time the eligible persons to whom Awards will be granted and shall set forth in each related Award Agreement, where applicable, the Award Period, the Date of Grant, and such other terms, provisions, limitations, and performance requirements, as are approved by the Committee, but not inconsistent with the Plan. The Committee shall determine whether an Award shall include one type of Incentive or two or more Incentives granted in combination or two or more Incentives granted in tandem (that is, a joint grant where exercise of one Incentive results in cancellation of all or a portion of the other Incentive) and shall determine, where applicable, whether the requirements of Section 162(m) of the Code shall apply to an Award to be granted to an Executive Officer. Although the members of the Committee shall be eligible to receive Awards, all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the Committee shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

          (b)   Notwithstanding Section 3.2(a), to the extent permitted by applicable law, the Committee may, in its discretion and by a resolution adopted by the Committee, authorize one or more officers of the Company (an "Authorized Officer") to (i) designate one or more Employees or

  Contractors as eligible persons to whom Stock Options or SARs will be granted under the Plan and (ii) determine the number of shares of Common Stock that will be subject to such Stock Options or SARs; provided, however, that the resolution of the Committee granting such authority shall (x) specify the total number of shares of Common Stock that may be made subject to the Stock Options or SARs, (y) set forth the price or prices (or a formula by which such price or prices may be determined) to be paid for the purchase of the Common Stock subject to such Stock Options or SARs, and (z) not authorize an officer to designate himself as a recipient of any Stock Options or SARs.

        3.3    Authority of the Committee.    The Committee, in its discretion, shall (i) interpret the Plan and Award Agreements, (ii) prescribe, amend, and rescind any rules, regulations and sub-plans (including sub-plans for Awards made to Participants who are not resident in the United States), as necessary or appropriate for the administration of the Plan, to obtain favorable tax treatment for the Awards or to ensure compliance with securities laws, (iii) establish performance goals for an Award and certify the extent of their achievement, and (iv) make such other determinations or certifications and take such other action as it deems necessary or advisable in the administration of the Plan. Any interpretation, determination, or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties. The Committee's discretion set forth herein shall not be limited by any provision of the Plan, including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

        The Committee may delegate to officers of the Company, pursuant to a written delegation, the authority to perform specified functions under the Plan. Any actions taken by any officers of the Company pursuant to such written delegation of authority shall be deemed to have been taken by the Committee.

        With respect to restrictions in the Plan that are based on the requirements of Rule 16b-3 promulgated under the 1934 Act, Section 162(m) of the Code, Section 422 of the Code, the rules of any exchange or inter-dealer quotation system upon which the Company's securities are listed or quoted, or any other applicable law, rule or restriction (collectively, "applicable law"), to the extent that any such restrictions are no longer required by applicable law in order for an Award to comply with such applicable law, the Committee shall have the sole discretion and authority to grant Awards that are not subject to such formerly-mandated restrictions and/or to waive any such formerly-mandated restrictions with respect to outstanding Awards.

ARTICLE 4
ELIGIBILITY

        Any Employee (including an Employee who is also a director or an officer), Contractor or Outside Director of the Company whose judgment, initiative, and efforts contributed or may be expected to contribute to the successful performance of the Company is eligible to participate in the Plan; provided that only Employees of Fossil, Inc. and its Subsidiaries (excluding Subsidiaries that are not corporations or that are less than fifty percent (50%) owned subsidiaries) shall be eligible to receive Incentive Stock Options For purposes of clarity, Employees of Fossil Partners, L.P., Contractors and Outside Directors are not eligible to receive Incentive Stock Options. The Committee, upon its own action, may grant, but shall not be required to grant, an Award to any Employee, Contractor or Outside Director of the Company or any Subsidiary. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of which Employees, Contractors or Outside Directors, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among Participants who receive, or are eligible to receive, Awards under the Plan.

ARTICLE 5
SHARES SUBJECT TO PLAN

        5.1    Number Available for Awards.

          (a)   Subject to adjustment as provided in Articles 11 and 12, the maximum number of shares of Common Stock that may be delivered pursuant to Awards granted under the Plan is an aggregate of 4,685,030, 100% of which may be delivered pursuant to Incentive Stock Options. Subject to adjustment pursuant to Articles 11 and 12, the maximum number of shares of Common Stock with respect to which Stock Options or SARs may be granted to any Executive Officer during any calendar year is 250,000 shares of Common Stock. Shares to be issued may be made available from authorized but unissued Common Stock, Common Stock held by the Company in its treasury, or Common Stock purchased by the Company on the open market or otherwise. During the term of this Plan, the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

          (b)    Exempt Shares.    No more than ten percent (10%) of the shares of Common Stock that may be delivered pursuant to Awards under Section 5.1(a) may be shares designated as "Exempt Shares."

        5.2    Reuse of Shares.    To the extent that any Award under this Plan shall be forfeited, shall expire or be canceled, in whole or in part, then the number of shares of Common Stock covered by the Award or stock option so forfeited, expired or canceled may again be awarded pursuant to the provisions of this Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option granted under this Plan or of employment tax withholding or other tax payment due with respect to any Award, the number of shares of Common Stock available for future Awards under this Plan shall be reduced only by the net number of shares of Common Stock issued upon the exercise of the Stock Option or settlement of an Award. Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other consideration shall be counted against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock. Awards will not reduce the number of shares of Common Stock that may be issued pursuant to this Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example, a SAR that can be satisfied only by the payment of cash. Notwithstanding any provisions of the Plan to the contrary, only shares forfeited back to the Company, shares canceled on account of termination, expiration or lapse of an Award, shares surrendered in payment of the exercise price of an option or shares withheld for payment of applicable employment tax withholding obligations resulting from the exercise of an option shall again be available for grant of Incentive Stock Options under the Plan, but shall not increase the maximum number of shares described in Section 5.1 above as the maximum number of shares of Common Stock that may be delivered pursuant to Incentive Stock Options.

ARTICLE 6
GRANT OF AWARDS

        6.1    In General.

          (a)   The grant of an Award shall be authorized by the Committee and shall be evidenced by an Award Agreement setting forth the Incentive or Incentives being granted, the total number of shares of Common Stock subject to the Incentive(s), the Option Price (if applicable), the Award

  Period, the Date of Grant, and such other terms, provisions, limitations, and performance objectives, as are approved by the Committee, but (i) not inconsistent with the Plan, (ii) to the extent an Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder. The Company shall execute an Award Agreement with a Participant after the Committee approves the issuance of an Award. Any Award granted pursuant to this Plan must be granted within ten (10) years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for approval; however, the Committee may grant Awards under the Plan prior to the time of stockholder approval. Any such Award granted prior to such stockholder approval shall be made subject to such stockholder approval. The grant of an Award to a Participant shall not be deemed either to entitle the Participant to, or to disqualify the Participant from, receipt of any other Award under the Plan.

          (b)   If the Committee establishes a purchase price for an Award, the Participant must accept such Award within a period of thirty (30) days (or such shorter period as the Committee may specify) after the Date of Grant by executing the applicable Award Agreement and paying such purchase price.

          (c)   Any Award under this Plan that is settled in whole or in part in cash on a deferred basis may provide for interest equivalents to be credited with respect to such cash payment. Interest equivalents may be compounded and shall be paid upon such terms and conditions as may be specified by the grant.

        6.2    Option Price.    The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Option Price for any share of Common Stock which may be purchased under an Incentive Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an Employee who owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary), the Option Price shall be at least 110% of the Fair Market Value of the Common Stock on the Date of Grant.

        6.3    Maximum ISO Grants.    The Committee may not grant Incentive Stock Options under the Plan to any Employee which would permit the aggregate Fair Market Value (determined on the Date of Grant) of the Common Stock with respect to which Incentive Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar year to exceed $100,000. To the extent any Stock Option granted under this Plan which is designated as an Incentive Stock Option exceeds this limit or otherwise fails to qualify as an Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified Stock Option. In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate stock certificate and identifying such stock as Incentive Stock Option stock on the Company's stock transfer records.

        6.4    Restricted Stock.    If Restricted Stock is granted to or received by a Participant under an Award (including a Stock Option), the Committee shall set forth in the related Award Agreement: (i) the number of shares of Common Stock awarded, (ii) the price, if any, to be paid by the Participant for such Restricted Stock and the method of payment of the price, (iii) the time or times within which such Award may be subject to forfeiture, (iv) specified Performance Goals of the Company, a Subsidiary, any division thereof or any group of Employees of the Company, or other criteria, which the Committee determines must be met in order to remove any restrictions (including vesting) on such Award, and (v) all other terms, limitations, restrictions, and conditions of the Restricted Stock, which shall be consistent with this Plan, to the extent applicable and in the event the Committee determines that an Award shall comply with the requirements of Section 162(m) of the Code, in compliance with the requirements of Section 162(m) of the Code and the regulations issued thereunder and, to the extent Restricted Stock granted under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. The provisions of Restricted Stock need not be the same with respect to each Participant.

          (a)    Legend on Shares.    The Company shall electronically register the Restricted Stock awarded to a Participant in the name of such Participant, which shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, substantially as provided in Section 16.9 of the Plan. No stock certificate or certificates shall be issued with respect to such shares of Common Stock, unless, following the expiration of the Restriction Period (as defined in Section 6.4(b)(i)) without forfeiture in respect of such shares of Common Stock, the Participant requests delivery of the certificate or certificates by submitting a written request to the Committee (or such party designated by the Company) requesting deliver of the certificates. The Company shall deliver the certificates requested by the Participant to the Participant as soon as administratively practicable following the Company's receipt of such request.

          (b)    Restrictions and Conditions.    Shares of Restricted Stock shall be subject to the following restrictions and conditions:

              (i)  Subject to the other provisions of this Plan and the terms of the particular Award Agreements, during such period as may be determined by the Committee commencing on the Date of Grant or the date of exercise of an Award (the "Restriction Period"), the Participant shall not be permitted to sell, transfer, pledge or assign shares of Restricted Stock. Except for these limitations and subject to the provisions of Section 8.2 below, the Committee may in its sole discretion, remove any or all of the restrictions on such Restricted Stock whenever it may determine that, by reason of changes in applicable laws or other changes in circumstances arising after the date of the Award, such action is appropriate.

             (ii)  Except as provided in sub-paragraph (i) above or in the applicable Award Agreement, the Participant shall have, with respect to his or her Restricted Stock, all of the rights of a stockholder of the Company, including the right to vote the shares, and the right to receive any dividends thereon. The Company shall electronically register the Restricted Stock in the name of the Participant, but shall not issue certificates for the Restricted Stock unless the Participant requests delivery of the certificates for the Restricted Stock, in writing in accordance with the procedures established by the Committee. A Participant may only request delivery of certificates for shares of Common Stock free of restriction under this Plan after the Restriction Period expires without forfeiture in respect of such shares of Common Stock or after any other restrictions imposed on such shares of Common Stock by the applicable Award Agreement or other agreement have expired. Each Award Agreement shall require that (x) each Participant, by his or her acceptance of Restricted Stock, shall irrevocably grant to the Company a power of attorney to transfer any shares so forfeited to the Company and agrees to execute any documents requested by the Company in connection with such forfeiture and transfer, and (y) such provisions regarding returns and transfers of stock certificates with respect to forfeited shares of Common Stock shall be specifically performable by the Company in a court of equity or law.

            (iii)  The Restriction Period of Restricted Stock shall commence on the Date of Grant or the date of exercise of an Award, as specified in the Award Agreement, and, subject to

    Article 13 of the Plan, unless otherwise established by the Committee in the Award Agreement setting forth the terms of the Restricted Stock, shall expire upon satisfaction of the conditions set forth in the Award Agreement; such conditions may provide for vesting based on such Performance Goals, as may be determined by the Committee in its sole discretion.

            (iv)  Except as otherwise provided in the particular Award Agreement, upon Termination of Service for any reason during the Restriction Period, the nonvested shares of Restricted Stock shall be forfeited by the Participant. In the event a Participant has paid any consideration to the Company for such forfeited Restricted Stock, the Committee shall specify in the Award Agreement that either (i) the Company shall be obligated to, or (ii) the Company may, in its sole discretion, elect to, pay to the Participant, as soon as practicable after the event causing forfeiture, in cash, an amount equal to the lesser of the total consideration paid by the Participant for such forfeited shares or the Fair Market Value of such forfeited shares as of the date of Termination of Service, as the Committee, in its sole discretion shall select. Upon any forfeiture, all rights of a Participant with respect to the forfeited shares of the Restricted Stock shall cease and terminate, without any further obligation on the part of the Company.

        6.5    SARs.    The Committee may grant SARs to any Participant, either as a separate Award or in connection with a Stock Option. SARs shall be subject to such terms and conditions as the Committee shall impose, provided that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a SAR issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a SAR shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations or other guidance issued thereunder. The grant of the SAR may provide that the holder may be paid for the value of the SAR either in cash or in shares of Common Stock, or a combination thereof. In the event of the exercise of a SAR payable in shares of Common Stock, the holder of the SAR shall receive that number of whole shares of Common Stock having an aggregate Fair Market Value on the date of exercise equal to the value obtained by multiplying (i) the difference between the Fair Market Value of a share of Common Stock on the date of exercise over the SAR Price as set forth in such SAR (or other value specified in the agreement granting the SAR), by (ii) the number of shares of Common Stock as to which the SAR is exercised, with a cash settlement to be made for any fractional shares of Common Stock. The SAR Price for any share of Common Stock subject to a SAR may be equal to or greater than the Fair Market Value of the share on the Date of Grant. The Committee, in its sole discretion, may place a ceiling on the amount payable upon exercise of a SAR, but any such limitation shall be specified at the time that the SAR is granted.

        6.6    Restricted Stock Units.    Restricted Stock Units may be awarded or sold to any Participant under such terms and conditions as shall be established by the Committee, provided, however, that such terms and conditions are (i) not inconsistent with the Plan, (ii) to the extent a Restricted Stock Unit issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder, and (iii) to the extent the Committee determines that a Restricted Stock Unit shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, in compliance with the applicable requirements of Section 162(m) of the Code and the regulations or other guidance issued thereunder. The grant of the Restricted Stock Units may provide that the holder may be paid for the value of the Restricted Stock Unit either in cash or in shares of Common Stock, or a combination thereof. Restricted Stock Units shall be subject to such restrictions as the Committee determines, including, without limitation, (a) a prohibition against sale, assignment, transfer, pledge, hypothecation or other encumbrance for a specified period; or (b) a requirement that the holder forfeit

(or in the case of shares of Common Stock or units sold to the Participant, resell to the Company at cost) such shares or units in the event of Termination of Service during the period of restriction.

        6.7    Performance Awards.

          (a)   The Committee may grant Performance Awards to one or more Participants. The terms and conditions of Performance Awards shall be specified at the time of the grant and may include provisions establishing the performance period, the Performance Goals to be achieved during a performance period, and the maximum or minimum settlement values, provided that such terms and conditions are (i) not inconsistent with the Plan and (ii) to the extent a Performance Award issued under the Plan is subject to Section 409A of the Code, in compliance with the applicable requirements of Section 409A of the Code and the regulations or other guidance issued thereunder. If the Performance Award is to be in shares of Common Stock, the Performance Awards may provide for the issuance of the shares of Common Stock at the time of the grant of the Performance Award or at the time of the certification by the Committee that the Performance Goals for the performance period have been met; provided, however, if shares of Common Stock are issued at the time of the grant of the Performance Award and if, at the end of the performance period, the Performance Goals are not certified by the Committee to have been fully satisfied, then, notwithstanding any other provisions of this Plan to the contrary, the Common Stock shall be forfeited in accordance with the terms of the grant to the extent the Committee determines that the Performance Goals were not met. The forfeiture of shares of Common Stock issued at the time of the grant of the Performance Award due to failure to achieve the established Performance Goals shall be separate from and in addition to any other restrictions provided for in this Plan that may be applicable to such shares of Common Stock. Each Performance Award granted to one or more Participants shall have its own terms and conditions.

          To the extent the Committee determines that a Performance Award shall comply with the requirements of Section 162(m) of the Code and the regulations and other guidance issued thereunder, and if it is determined to be necessary in order to satisfy Section 162(m) of the Code, at the time of the grant of a Performance Award (other than a Stock Option) and to the extent permitted under Section 162(m) of the Code and the regulations issued thereunder, the Committee shall provide for the manner in which the Performance Goals shall be reduced to take into account the negative effect on the achievement of specified levels of the Performance Goals which may result from enumerated corporate transactions, extraordinary events, accounting changes and other similar occurrences which were unanticipated at the time the Performance Goal was initially established. In no event, however, may the Committee increase the amount earned under such a Performance Award, unless the reduction in the Performance Goals would reduce or eliminate the amount to be earned under the Performance Award and the Committee determines not to make such reduction or elimination.

          With respect to a Performance Award that is not intended to satisfy the requirements of Code Section 162(m), if the Committee determines, in its sole discretion, that the established performance measures or objectives are no longer suitable because of a change in the Company's business, operations, corporate structure, or for other reasons that the Committee deemed satisfactory, the Committee may modify the performance measures or objectives and/or the performance period.

          (b)   Performance Awards may be valued by reference to the Fair Market Value of a share of Common Stock or according to any formula or method deemed appropriate by the Committee, in its sole discretion, including, but not limited to, achievement of Performance Goals or other specific financial, production, sales or cost performance objectives that the Committee believes to be relevant to the Company's business and/or remaining in the employ of the Company for a specified period of time. Performance Awards may be paid in cash, shares of Common Stock, or other consideration, or any combination thereof. If payable in shares of Common Stock, the consideration for the issuance of such shares may be the achievement of the performance objective established at the time of the grant of the Performance Award. Performance Awards may be payable in a single payment or in installments and may be payable at a specified date or dates or upon attaining the performance objective. The extent to which any applicable performance objective has been achieved shall be conclusively determined by the Committee.

          (c)   Notwithstanding the foregoing, in order to comply with the requirements of Section 162(m) of the Code, if applicable, no Participant may receive in any calendar year Performance Awards intended to comply with the requirements of Section 162(m) of the Code which have an aggregate value of more than $1,000,000, and if such Performance Awards involve the issuance of shares of Common Stock, said aggregate value shall be based on the Fair Market Value of such shares on the time of the grant of the Performance Award. In no event, however, shall any Performance Awards not intended to comply with the requirements of Section 162(m) of the Code be issued contingent upon the failure to attain the Performance Goals applicable to any Performance Awards granted hereunder that the Committee intends to comply with the requirements of Section 162(m) of the Code.

        6.8    Dividend Equivalent Rights.    The Committee may grant a Dividend Equivalent Right to any Participant, either as a component of another Award or as a separate Award. The terms and conditions of the Dividend Equivalent Right shall be specified by the grant. Dividend equivalents credited to the holder of a Dividend Equivalent Right may be paid currently or may be deemed to be reinvested in additional shares of Common Stock (which may thereafter accrue additional dividend equivalents). Any such reinvestment shall be at the Fair Market Value at the time thereof. Dividend Equivalent Rights may be settled in cash or shares of Common Stock, or a combination thereof, in a single payment or in installments. A Dividend Equivalent Right granted as a component of another Award may provide that such Dividend Equivalent Right shall be settled upon exercise, settlement, or payment of, or lapse of restrictions on, such other Award, and that such Dividend Equivalent Right granted as a component of another Award may also contain terms and conditions different from such other Award.

        6.9    Other Awards.    The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common Stock, if the Committee determines that such other form of Award is consistent with the purpose and restrictions of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such Other Awards may be granted for no cash consideration, for such minimum consideration as may be required by applicable law, or for such other consideration as may be specified by the grant.

        6.10    Performance Goals.    Awards of Restricted Stock, Restricted Stock Units, Performance Award and Other Awards (whether relating to cash or shares of Common Stock) under the Plan may be made subject to the attainment of Performance Goals relating to one or more business criteria which, where applicable, shall be within the meaning of Section 162(m) of the Code and consist of one or more or any combination of the following criteria: cash flow; cost; revenues; sales; ratio of debt to debt plus equity; net borrowing, credit quality or debt ratings; profit before tax; economic profit; earnings before interest and taxes; earnings before interest, taxes, depreciation and amortization; gross margin; earnings per share (whether on a pre-tax, after-tax, operational or other basis); operating earnings; capital expenditures; expenses or expense levels; economic value added; ratio of operating earnings to capital spending or any other operating ratios; free cash flow; net profit; net sales; net asset value per share; the accomplishment of mergers, acquisitions, dispositions, public offerings or similar extraordinary business transactions; sales growth; price of the Company's Common Stock; return on assets, equity or stockholders' equity; market share; inventory levels, inventory turn or shrinkage; or total return to stockholders ("Performance Criteria"). Any Performance Criteria may be used to measure the performance of the Company as a whole or any business unit of the Company and may be measured relative to a peer group or index. Any Performance Criteria may include or exclude

(i) extraordinary, unusual and/or non-recurring items of gain or loss, (ii) gains or losses on the disposition of a business, (iii) changes in tax or accounting regulations or laws, (iv) the effect of a merger or acquisition, as identified in the Company's quarterly and annual earnings releases, or (v) other similar occurrences. In all other respects, Performance Criteria shall be calculated in accordance with the Company's financial statements, under generally accepted accounting principles, or under a methodology established by the Committee prior to the issuance of an Award which is consistently applied and identified in the audited financial statements, including footnotes, or the Management Discussion and Analysis section of the Company's annual report and/or the Compensation Discussion and Analysis section of the Company's annual report and/or proxy. However, to the extent Section 162(m) of the Code is applicable, the Committee may not in any event increase the amount of compensation payable to an individual upon the attainment of a Performance Goal.

        6.11    Tandem Awards.    The Committee may grant two or more Incentives in one Award in the form of a "tandem Award," so that the right of the Participant to exercise one Incentive shall be canceled if, and to the extent, the other Incentive is exercised. For example, if a Stock Option and a SAR are issued in a tandem Award, and the Participant exercises the SAR with respect to 100 shares of Common Stock, the right of the Participant to exercise the related Stock Option shall be canceled to the extent of 100 shares of Common Stock.

ARTICLE 7
OUTSIDE DIRECTOR GRANTS

        7.1    Automatic Grants.    Subject to the terms and conditions of this Plan, each Outside Director of the Company who does not elect to decline to participate in the Plan shall automatically be granted Nonqualified Stock Options as follows: (1) each individual who first becomes an Outside Director shall automatically be granted a one-time grant of Nonqualified Stock Options to purchase 5,000 shares of Common Stock, with an exercise price equal to the Fair Market Value of the Common Stock on the Date of Grant; and (2) on January 1st of each year (other than the calendar year in which the individual first becomes an Outside Director), each Outside Director shall automatically be granted Nonqualified Stock Options to purchase 6,000 shares of Common Stock, with an exercise price equal to the Fair Market Value of the Common Stock on the Date of Grant, so long as such Outside Director has not suffered a Termination of Service as an Outside Director prior to such date. Notwithstanding the foregoing, in the case of any grant of Nonqualified Stock Options made pursuant to this Section 7.1, such grant shall only be made if the number of shares subject to future grant under this Section 7.1 is sufficient to make all automatic grants required to be made pursuant to this Section 7.1 on such Date of Grant.

        7.2    Vesting and Forfeiture.

          (a)   Subject to certain restrictions and conditions set forth in this Plan, any Nonqualified Stock Options granted pursuant to this Article 7 shall be vested and exercisable as follows: (i) Fifty percent (50%) of the total number of shares of Common Stock subject to a Nonqualified Stock Option shall vest and become exercisable on the first anniversary of the Date of Grant, provided the Outside Director is providing services to the Company or a Subsidiary on such date; (ii) An additional twenty-five percent (25%) of the total number of shares of Common Stock subject to a Nonqualified Stock Option shall vest and become exercisable on the second anniversary of the Date of Grant, provided the Outside Director is providing services to the Company or a Subsidiary on such date; and (iii) The remaining twenty-five percent (25%) of the total number of shares of Common Stock subject to a Nonqualified Stock Option shall vest and become exercisable on the third anniversary of the Date of Grant, provided the Outside Director is providing services to the Company or a Subsidiary on such date. Notwithstanding the foregoing, in the event of an Outside Director's Termination of Service due to his or her death, all unvested Nonqualified Stock Options shall immediately become one hundred percent (100%) vested and exercisable.

          (b)   Except as otherwise provided herein, each Outside Director's Nonqualified Stock Options granted pursuant to this Article 7 shall terminate and be forfeited on the first to occur of the following: (i) 5 p.m. on the date immediately preceding the tenth (10th) anniversary of such Nonqualified Stock Option's Date of Grant; (ii) the date of his or her Termination of Service for any reason other than death, to the extent such Nonqualified Stock Options are unvested on the date of his or her Termination of Service; and (iii) to the extent such Nonqualified Stock Options are vested, on the first anniversary of his or her Termination of Service for any reason other than death.

ARTICLE 8
AWARD PERIOD; VESTING

        8.1    Award Period.    Subject to the other provisions of this Plan, the Committee may, in its discretion, provide that an Incentive may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Award Agreement. Except as provided in the Award Agreement, an Incentive may be exercised in whole or in part at any time during its term. The Award Period for an Incentive shall be reduced or terminated upon Termination of Service. No Incentive granted under the Plan may be exercised at any time after the end of its Award Period. No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the combined voting power of all classes of stock of the Company (or any parent or Subsidiary) and an Incentive Stock Option is granted to such Employee, the term of such Incentive Stock Option (to the extent required by the Code at the time of grant) shall be no more than five (5) years from the Date of Grant.

        8.2    Vesting.

          (a)    General.    Except as otherwise provided by Section 8.2(b), the Committee, in its sole discretion, may determine that an Incentive will be immediately vested in whole or in part, or that all or any portion may not be vested until a date, or dates, subsequent to its Date of Grant, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then, except as otherwise provided by Section 8.2(b), subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Incentive may be vested; provided, however, that shares of Common Stock underlying all or any portion of a Nonqualified Stock Option or Incentive Stock Option for which the Committee accelerates the vesting date other than in the event of the Participant's death, Total and Permanent Disability or Retirement, or the occurrence of a Change in Control shall be Exempt Shares.

          (b)    Full Value Award Vesting.    Except as otherwise provided herein, the Committee must grant all Full Value Awards in accordance with the following provisions:

              (i)  All Full Value Awards granted by the Committee that constitute Performance Awards must vest no earlier than one (1) year after the Date of Grant.

             (ii)  All Full Value Awards granted by the Committee that constitute Tenure Awards must vest no earlier than over the three (3) year period commencing on the Date of Grant on a pro rata basis.

            (iii)  The Committee may not accelerate the date on which all or any portion of a Full Value Award may be vested or waive the Restriction Period on a Full Value Award except upon the Participant's death, Total and Permanent Disability or Retirement or the occurrence of a Change in Control.

  Notwithstanding the foregoing, the Committee may, in its sole discretion, grant Full Value Awards with more favorable vesting provisions than set forth in this Section 8.2(b) or accelerate the vesting or waive the Restriction Period for Full Value Awards at any time, provided that the shares of Common Stock subject to such Awards shall be Exempt Shares.

ARTICLE 9
EXERCISE OR CONVERSION OF INCENTIVE

        9.1    In General.    A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award Agreement

        9.2    Securities Law and Exchange Restrictions.    In no event may an Incentive be exercised or shares of Common Stock be issued pursuant to an Award if a necessary listing or quotation of the shares of Common Stock on a stock exchange or inter-dealer quotation system or any registration under state or federal securities laws required under the circumstances has not been accomplished.

        9.3    Exercise of Stock Option.

          (a)    In General.    If a Stock Option is exercisable prior to the time it is vested, the Common Stock obtained on the exercise of the Stock Option shall be Restricted Stock which is subject to the applicable provisions of the Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate the date on which all or any portion of the Stock Option may be exercised. No Stock Option may be exercised for a fractional share of Common Stock. The granting of a Stock Option shall impose no obligation upon the Participant to exercise that Stock Option.

          (b)    Notice and Payment.    Subject to such administrative regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of notice (in writing, electronically, or telephonically) to the Committee (or such person or persons designated by the Committee) setting forth the number of shares of Common Stock with respect to which the Stock Option is to be exercised (the "Exercise Notice"). The date of exercise (the "Exercise Date") with respect to any Stock Option shall be the date that the Participant has delivered both the Exercise Notice and consideration to the Company with a value equal to the total Option Price of the shares to be purchased, plus any employment tax withholding or other tax payment due with respect to such Award, payable as provided in the Award Agreement, which may provide for payment in any one or more of the following ways: (a) cash or check, bank draft, or money order payable to the order of the Company and in U.S. dollars, (b) Common Stock (including Restricted Stock) owned by the Participant on the Exercise Date, valued at its Fair Market Value on the Exercise Date, (c) by delivery (including by FAX or electronic transmission) to the Company or its designated agent of an executed irrevocable option exercise form (or, to the extent permitted by the Company, exercise instructions, which may be communicated in writing, telephonically, or electronically) together with irrevocable instructions from the Participant to a broker or dealer, reasonably acceptable to the Company, to sell certain of the shares of Common Stock purchased upon exercise of the Stock Option or to pledge such shares as collateral for a loan and promptly deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid consideration that is acceptable to the Committee in its sole discretion. In the event that shares of Restricted Stock are tendered as consideration for the exercise of a Stock Option, a number of shares of Common Stock issued upon the exercise of the Stock Option equal to the number of shares of Restricted Stock used as consideration therefor shall be subject to the same restrictions and provisions as the Restricted Stock so tendered. If the Participant fails to deliver the consideration described in this Section 9.3(b) within three (3) business days of the date of the Exercise Notice, then the Exercise Notice shall be null and void and the Company will have no obligation to deliver any shares of Common Stock to the Participant in connection with such Exercise Notice.

          (c)    Issuance of Certificate.    Except as otherwise provided in Section 6.4 hereof (with respect to shares of Restricted Stock) or in the applicable Award Agreement, upon payment of all amounts due from the Participant, the Company shall cause the Common Stock then being purchased to be registered in the Participant's name (or the person exercising the Participant's Stock Option in the event of his or her death), but shall not issue certificates for the Common Stock unless the Participant requests delivery of the certificates for the Common Stock, in writing in accordance with the procedures established by the Committee. The Company shall deliver certificates to the Participant (or the person exercising the Participant's Stock Option in the event of his or her death) as soon as administratively practicable following the Company's receipt of a written request from the Participant for delivery of the certificates. Notwithstanding the forgoing, if the Participant has exercised an Incentive Stock Option, the Company may at its option retain physical possession of the certificate evidencing the shares acquired upon exercise until the expiration of the holding periods described in Section 422(a)(1) of the Code. Any obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing, registration, or qualification of the Stock Option or the Common Stock upon any securities exchange or inter-dealer quotation system or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary as a condition of, or in connection with, the Stock Option or the issuance or purchase of shares of Common Stock thereunder, the Stock Option may not be exercised in whole or in part unless such listing, registration, qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

          (d)    Failure to Pay.    Except as may otherwise be provided in an Award Agreement, if the Participant fails to pay for any of the Common Stock specified in such notice or fails to accept delivery thereof, that portion of the Participant's Stock Option and right to purchase such Common Stock may be forfeited by the Participant, in the Committee's sole discretion.

        9.4    SARs.    Subject to the conditions of this Section 9.4 and such administrative regulations as the Committee may from time to time adopt, a SAR may be exercised by the delivery (including by FAX) of written notice to the Committee setting forth the number of shares of Common Stock with respect to which the SAR is to be exercised and the date of exercise thereof (the "Exercise Date") which shall be at least three (3) days after giving such notice unless an earlier time shall have been mutually agreed upon. Subject to the terms of the Award Agreement and only if permissible under Section 409A of the Code and the regulations or other guidance issued thereunder (or, if not so permissible, at such time as permitted by Section 409A of the Code and the regulations or other guidance issued thereunder), the Participant shall receive from the Company in exchange therefor in the discretion of the Committee, and subject to the terms of the Award Agreement:

            (i)  cash in an amount equal to the excess (if any) of the Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) per share of Common Stock over the SAR Price per share specified in such SAR, multiplied by the total number of shares of Common Stock of the SAR being surrendered;

           (ii)  that number of shares of Common Stock having an aggregate Fair Market Value (as of the date of the exercise, or if provided in the Award Agreement, conversion, of the SAR) equal to the amount of cash otherwise payable to the Participant, with a cash settlement to be made for any fractional share interests; or

          (iii)  the Company may settle such obligation in part with shares of Common Stock and in part with cash.

        The distribution of any cash or Common Stock pursuant to the foregoing sentence shall be made at such time as set forth in the Award Agreement.

        9.5    Disqualifying Disposition of Incentive Stock Option.    If shares of Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant prior to the expiration of either two (2) years from the Date of Grant of such Stock Option or one (1) year from the transfer of shares of Common Stock to the Participant pursuant to the exercise of such Stock Option, or in any other disqualifying disposition within the meaning of Section 422 of the Code, such Participant shall notify the Company in writing of the date and terms of such disposition. A disqualifying disposition by a Participant shall not affect the status of any other Stock Option granted under the Plan as an Incentive Stock Option within the meaning of Section 422 of the Code.

ARTICLE 10
AMENDMENT OR DISCONTINUANCE

        Subject to the limitations set forth in this Article 10, the Board may at any time and from time to time, without the consent of the Participants, alter, amend, revise, suspend, or discontinue the Plan in whole or in part; provided, however, that no amendment for which stockholder approval is required either (i) by any securities exchange or inter-dealer quotation system on which the Common Stock is listed or traded or (ii) in order for the Plan and Incentives awarded under the Plan to continue to comply with Sections 162(m), 421, and 422 of the Code, including any successors to such Sections, or other applicable law, shall be effective unless such amendment shall be approved by the requisite vote of the stockholders of the Company entitled to vote thereon. Notwithstanding the foregoing, no amendment to the Plan that increases the benefits accrued to Participants, increases the maximum number of shares of Common Stock which may be issued under the Plan, reprices any Stock Options or modifies the requirements for participation in the Plan shall be effective unless such amendment shall be approved by the stockholders of the Company entitled to vote thereon in the manner set forth in the Company's articles of incorporation and bylaws. Any amendments made pursuant to this Article 10 shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding Incentives theretofore granted under the Plan, notwithstanding any contrary provisions contained in any Award Agreement. In the event of any such amendment to the Plan, the holder of any Incentive outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability thereof, execute a conforming amendment in the form prescribed by the Committee to any Award Agreement relating thereto. Notwithstanding anything contained in this Plan to the contrary, unless required by law, no action contemplated or permitted by this Article 10 shall adversely affect any rights of Participants or obligations of the Company to Participants with respect to any Incentive theretofore granted under the Plan without the consent of the affected Participant. For purposes of clarity, any amendment to an existing Award resulting in a less favorable tax consequence to a Participant under the Award shall not be considered to adversely affect the rights of the Participant.

ARTICLE 11
TERM

        The Plan shall be effective from the date that this Plan is approved by the Board. Unless sooner terminated by action of the Board, the Plan will terminate on May 21, 2018, but Incentives granted before that date will continue to be effective in accordance with their terms and conditions.

ARTICLE 12
CAPITAL ADJUSTMENTS

        In the event that any dividend or other distribution (whether in the form of cash, Common Stock, other securities, or other property), recapitalization, stock split, reverse stock split, rights offering, reorganization, merger, consolidation, split-up, spin-off, split-off, combination, subdivision, repurchase, or exchange of Common Stock or other securities of the Company, issuance of warrants or other rights to purchase Common Stock or other securities of the Company, or other similar corporate transaction or event affects the fair value of an Award, then the Committee shall adjust any or all of the following so that the fair value of the Award immediately after the transaction or event is equal to the fair value of the Award immediately prior to the transaction or event (i) the number of shares and type of Common Stock (or the securities or property) which thereafter may be made the subject of Awards, (ii) the number of shares and type of Common Stock (or other securities or property) subject to outstanding Awards, (iii) the number of shares and type of Common Stock (or other securities or property) specified as the annual per-participant limitation under Section 5.1 of the Plan, (iv) the Option Price of each outstanding Award, (v) the amount, if any, the Company pays for forfeited shares of Common Stock in accordance with Section 6.4, and (vi) the number of or SAR Price of shares of Common Stock then subject to outstanding SARs previously granted and unexercised under the Plan to the end that the same proportion of the Company's issued and outstanding shares of Common Stock in each instance shall remain subject to exercise at the same aggregate SAR Price; provided however, that the number of shares of Common Stock (or other securities or property) subject to any Award shall always be a whole number. Notwithstanding the foregoing, no such adjustment shall be made or authorized to the extent that such adjustment would cause the Plan or any Stock Option to violate Section 422 of the Code or Section 409A of the Code. Such adjustments shall be made in accordance with the rules of any securities exchange, stock market, or stock quotation system to which the Company is subject.

        The computation of any adjustment under this Article 12 shall be conclusive and shall be binding upon each affected Participant To the extent required by applicable law, upon the occurrence of any such adjustment, the Company shall provide notice to each affected Participant of its computation of such adjustment.

ARTICLE 13
RECAPITALIZATION, MERGER AND CONSOLIDATION

        13.1    No Effect on Company's Authority.    The existence of this Plan and Incentives granted hereunder shall not affect in any way the right or power of the Company or its stockholders to make or authorize any or all adjustments, recapitalizations, reorganizations, or other changes in the Company's capital structure and its business, or any Change in Control, or any merger or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business, or any other corporate act or proceeding, whether of a similar character or otherwise.

        13.2    Conversion of Incentives Where Company Survives.    Subject to any required action by the stockholders and except as otherwise provided by Section 13.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving or resulting corporation in any merger, consolidation or share exchange, any Incentive granted hereunder shall pertain to and apply to the securities or rights (including cash, property, or assets) to which a holder of the number of shares of Common Stock subject to the Incentive would have been entitled.

        13.3    Exchange or Cancellation of Incentives Where Company Does Not Survive.    Except as otherwise provided by Section 13.4 hereof or as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, in the event of any merger, consolidation or share exchange pursuant to which the Company is not the surviving or resulting corporation, there shall be substituted for each share of Common Stock subject to the unexercised portions of outstanding Incentives, that number of shares of each class of stock or other securities or that amount of cash, property, or assets of the surviving, resulting or consolidated company which were distributed or distributable to the stockholders of the Company in respect to each share of Common Stock held by them, such outstanding Incentives to be thereafter exercisable for such stock, securities, cash, or property in accordance with their terms.

        13.4    Cancellation of Incentives.    Notwithstanding the provisions of Sections 13.2 and 13.3 hereof, and except as may be required to comply with Section 409A of the Code and the regulations or other guidance issued thereunder, all Incentives granted hereunder may be canceled by the Company, in its sole discretion, as of the effective date of any Change in Control, merger, consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially all of the assets of the Company, or of any dissolution or liquidation of the Company, by either:

          (a)   giving notice to each holder thereof or his personal representative of its intention to cancel those Incentives for which the issuance of shares of Common Stock involved payment by the Participant for such shares, and permitting the purchase during the thirty (30) day period next preceding such effective date of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Committee's discretion some or all of the shares as to which such Incentives would not otherwise be vested and exercisable; or

          (b)   in the case of Incentives that are either (i) settled only in shares of Common Stock, or (ii) at the election of the Participant, settled in shares of Common Stock, paying the holder thereof an amount equal to a reasonable estimate of the difference between the net amount per share payable in such transaction or as a result of such transaction, and the price per share of such Incentive to be paid by the Participant (hereinafter the "Spread"), multiplied by the number of shares subject to the Incentive. In cases where the shares constitute, or would after exercise, constitute Restricted Stock, the Company, in its discretion, may include some or all of those shares in the calculation of the amount payable hereunder. In estimating the Spread, appropriate adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving the exercise price payable thereunder, and treating the shares receivable upon exercise of the Incentives as being outstanding in determining the net amount per share. In cases where the proposed transaction consists of the acquisition of assets of the Company, the net amount per share shall be calculated on the basis of the net amount receivable with respect to shares of Common Stock upon a distribution and liquidation by the Company after giving effect to expenses and charges, including but not limited to taxes, payable by the Company before such liquidation could be completed.

          (c)   An Award that by its terms would be fully vested or exercisable upon a Change in Control will be considered vested or exercisable for purposes of Section 13.4(a) hereof.

ARTICLE 14
LIQUIDATION OR DISSOLUTION

        Subject to Section 13.4 hereof, in case the Company shall, at any time while any Incentive under this Plan shall be in force and remain unexpired, (i) sell all or substantially all of its property, or (ii) dissolve, liquidate, or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such Participant would have been entitled to receive under the Incentive, the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale, dissolution, liquidation, or winding up with respect to each share of Common Stock of the Company. If the Company shall, at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature of a partial liquidation, whether payable in cash or in kind (but excluding the distribution of a cash dividend payable out of earned surplus and designated as such) and an adjustment is determined by the Committee to be appropriate to prevent the dilution of the benefits or potential benefits intended to be made available under the Plan, then the Committee shall, in such manner as it may deem equitable, make such adjustment in accordance with the provisions of Article 12 hereof.

ARTICLE 15
INCENTIVES IN SUBSTITUTION FOR
INCENTIVES GRANTED BY OTHER ENTITIES

        Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, independent contractors or directors of a corporation, partnership, or limited liability company who become or are about to become Employees, Contractors or Outside Directors of the Company or any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction pursuant to which the Company becomes the successor employer. The terms and conditions of the substitute Incentives so granted may vary from the terms and conditions set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

ARTICLE 16
MISCELLANEOUS PROVISIONS

        16.1    Investment Intent.    The Company may require that there be presented to and filed with it by any Participant under the Plan, such evidence as it may deem necessary to establish that the Incentives granted or the shares of Common Stock to be purchased or transferred are being acquired for investment and not with a view to their distribution.

        16.2    No Right to Continued Employment.    Neither the Plan nor any Incentive granted under the Plan shall confer upon any Participant any right with respect to continuance of employment by the Company or any Subsidiary.

        16.3    Indemnification of Board and Committee.    No member of the Board or the Committee, nor any officer or Employee of the Company acting on behalf of the Board or the Committee, shall be personally liable for any action, determination, or interpretation taken or made in good faith with respect to the Plan, and all members of the Board and the Committee, each officer of the Company, and each Employee of the Company acting on behalf of the Board or the Committee shall, to the extent permitted by law, be fully indemnified and protected by the Company in respect of any such action, determination, or interpretation.

        16.4    Effect of the Plan.    Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted an Award or any other rights except as may be evidenced by an Award Agreement, or any amendment thereto, duly authorized by the Committee and executed on behalf of the Company, and then only to the extent and upon the terms and conditions expressly set forth therein.

        16.5    Compliance With Other Laws and Regulations.    Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue shares of Common Stock under any Incentive if the issuance thereof would constitute a violation by the Participant or the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or inter-dealer quotation system or other forum in which shares of Common Stock are quoted or traded (including without limitation Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required.

        16.6    Tax Requirements.    The Company or, if applicable, any Subsidiary (for purposes of this Section 16.6, the term "Company" shall be deemed to include any applicable Subsidiary), shall have the right to deduct from all amounts paid in cash or other form in connection with the Plan, any Federal, state, local, or other taxes required by law to be withheld in connection with an Award granted under this Plan. The Company may, in its sole discretion, also require the Participant receiving shares of Common Stock issued under the Plan to pay the Company the amount of any taxes that the Company is required to withhold in connection with the Participant's income arising with respect to the Award. Such payments shall be required to be made when requested by the Company and may be required to be made prior to the delivery of any certificate representing shares of Common Stock. Such payment may be made (i) by the delivery of cash to the Company in an amount that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding obligations of the Company; (ii) if the Company, in its sole discretion, so consents in writing, the actual delivery by the exercising Participant to the Company of shares of Common Stock, which shares so delivered have an aggregate Fair Market Value that equals or exceeds (to avoid the issuance of fractional shares under (iii) below) the required tax withholding payment; (iii) if the Company, in its sole discretion, so consents in writing, the Company's withholding of a number of shares to be delivered upon the exercise of the Stock Option, which shares so withheld have an aggregate Fair Market Value that equals or exceeds the required tax withholding payment; or (iv) any combination of (i), (ii), or (iii). To the extent the number of shares delivered in accordance with Section 16.6(i) or (ii) or withheld in accordance with Section 16.6(iii) exceeds the required tax withholding due, the Company shall make a cash payment to the Participant equal to the excess amount as soon as administratively practicable thereafter. The Company may, in its sole discretion, withhold any such taxes from any other cash remuneration otherwise paid by the Company to the Participant. The Committee may in the Award Agreement impose any additional tax, social insurance, fringe benefit, payment on account requirements or provisions that the Committee deems necessary or desirable.

        16.7    Assignability.    Incentive Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized representative, and each Award Agreement in respect of an Incentive Stock Option shall so provide. The designation by a Participant of a beneficiary will not constitute a transfer of the Stock Option. The Committee may waive or modify any limitation contained in the preceding sentences of this Section 16.7 that is not required for compliance with Section 422 of the Code.

        Except as otherwise provided herein, Nonqualified Stock Options and SARs may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and distribution or in accordance with the terms of a qualified domestic relations order. The Committee may, in its discretion, authorize all or a portion of a Nonqualified Stock Option or SAR to be granted to a Participant on terms which permit transfer by such Participant to (i) the spouse (or former spouse), children or grandchildren of the Participant ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only partners are (1) such Immediate Family Members and/or (2) entities which are controlled by the Participant and/or Immediate Family Members, (iv) an entity exempt from federal income tax pursuant to Section 501(c)(3) of the Code or any successor provision, or (v) a split interest trust or pooled income fund described in Section 2522(c)(2) of the Code or any successor provision, provided that (x) there shall be no consideration for any such transfer, (y) the Award Agreement pursuant to which such Nonqualified Stock Option or SAR is granted must be approved by the Committee and must expressly provide for transferability in a manner consistent with this Section, and (z) subsequent transfers of transferred Nonqualified Stock Options or SARs shall be prohibited except those by will or the laws of descent and distribution.

        Following any transfer, any such Nonqualified Stock Option and SAR shall continue to be subject to the same terms and conditions as were applicable immediately prior to transfer, provided that for purposes of Articles 9, 10, 12, 14 and 16 hereof the term "Participant" shall be deemed to include the transferee. The events of Termination of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock Options and SARs shall be exercisable or convertible by the transferee only to the extent and for the periods specified in the Award Agreement. The Committee and the Company shall have no obligation to inform any transferee of a Nonqualified Stock Option or SAR of any expiration, termination, lapse or acceleration of such Stock Option or SAR. The Company shall have no obligation to register with any federal or state securities commission or agency any Common Stock issuable or issued under a Nonqualified Stock Option or SAR that has been transferred by a Participant under this Section 16.7.

        16.8    Use of Proceeds.    Proceeds from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

        16.9    Legend.    Each certificate representing shares of Restricted Stock issued to a Participant shall bear the following legend, or a similar legend deemed by the Company to constitute an appropriate notice of the provisions hereof (any such certificate not having such legend shall be surrendered upon demand by the Company and so endorsed):

    On the face of the certificate:

      "Transfer of this stock is restricted in accordance with conditions printed on the reverse of this certificate."

    On the reverse:

      "The shares of stock evidenced by this certificate are subject to and transferable only in accordance with that certain Fossil, Inc. 2008 Long-Term Incentive Plan, a copy of which is on file at the principal office of the Company in Dallas, Texas. No transfer or pledge of the shares evidenced hereby may be made except in accordance with and subject to the provisions of said Plan. By acceptance of this certificate, any holder, transferee or pledgee hereof agrees to be bound by all of the provisions of said Plan."

        The following legend shall be inserted on a certificate evidencing Common Stock issued under the Plan if the shares were not issued in a transaction registered under the applicable federal and state securities laws:

    "Shares of stock represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution, have been issued pursuant to exemptions from the registration requirements of applicable state and federal securities laws, and may not be offered for sale, sold or transferred other than pursuant to effective registration under such laws, or in transactions otherwise in compliance with such laws, and upon evidence satisfactory to the Company of compliance with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

A copy of this Plan shall be kept on file in the principal office of the Company in Dallas, Texas.

***************

        IN WITNESS WHEREOF, the Company has caused this instrument to be executed as of May 21, 2008, by its Chief Executive Officer and Secretary pursuant to prior action taken by the Board.

FOSSIL, INC.
By:
Name:
Title:
Attest:

FOSSIL, INC. 2280 NORTH GREENVILLE AVENUE RICHARDSON, TX 75082	VOTE BY INTERNET – www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE STOCKHOLDER COMMUNICATIONS
If you would like to reduce the costs incurred by Fossil, Inc. in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access stockholder communications electronically in future years.

VOTE BY PHONE – 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Fossil, Inc., c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.
TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:	FOSSL 1 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY
THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

FOSSIL, INC.	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.
THE BOARD OF DIRECTORS RECOMMEND A VOTE "FOR" ITEMS 1, 2 AND 3.
Vote on Directors	☐	☐	☐
1.	ELECTION OF DIRECTORS
	Nominees for one year term:	Nominees for three year term:
	01) Kenneth W. Anderson	03) Michael W. Barnes
	02) James E. Skinner	04) Jeffrey N. Boyer
05) Elysia Holt Ragusa
06) James M. Zimmerman
Vote on Proposals		For	Against	Abstain
2.	Proposal to approve the Fossil, Inc. 2008 Long-Term Incentive Plan.	☐	☐	☐
3.	Proposal to ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending January 3, 2009.	☐	☐	☐

The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR items 1, 2 and 3. If any other matters properly come before the meeting, the persons named in this proxy will vote in their discretion.

MATERIALS ELECTION
As of July 1, 2007, SEC rules permit companies to send you a notice that proxy information is available on the Internet, instead of mailing you a complete set of materials. Check the box to the right if you want to receive a complete set of future proxy materials by mail, at no cost to you. If you do not take action you may receive only a Notice.	☐	Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer. If a partnership, please sign in partnership name by authorized person.

Signature (PLEASE SIGN WITHIN BOX)	Date	Signature (Joint Owners)	Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Form 10-K are available at www.proxyvote.com.

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FOSSIL, INC.
2280 N. GREENVILLE AVENUE
RICHARDSON, TEXAS 75082

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

ANNUAL MEETING OF STOCKHOLDERS
MAY 21, 2008

The undersigned hereby appoints Randy S. Hyne and Heather C. Brunelli, or either of them, as proxies, each with the power to appoint his or her substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of the common stock of Fossil, Inc. that the undersigned is entitled to vote at the Annual Meeting of Stockholders to be held at 9:00 a.m., local time, on May 21, 2008 and any adjournment or postponement thereof.

        THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE

CONTINUED AND TO BE SIGNED ON REVERSE SIDE

QuickLinks

SOLICITATION AND REVOCABILITY OF PROXIES
QUORUM AND VOTING
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
ELECTION OF DIRECTORS (Proposal 1)
  COMPENSATION OF EXECUTIVE OFFICERS
APPROVAL OF THE FOSSIL, INC. 2008 LONG-TERM INCENTIVE PLAN (Proposal 2)
APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM (Proposal 3)
OTHER BUSINESS
DATE FOR RECEIPT OF STOCKHOLDER PROPOSALS
Appendix A FOSSIL, INC. 2008 LONG–TERM INCENTIVE PLAN